[NATIONAL OILWELL VARCO LOGO]

                                                                  April 27, 2006

                           PURCHASE AND SALE AGREEMENT
                 NATIONAL-OILWELL, L.P. AND UNION DRILLING INC.

     This Purchase and Sale Agreement is made and entered this 21st day of
April, 2006 between Union Drilling Inc. (UDRL) with offices at 4055
International Plaza, Suite 610. Ft. Worth, Texas 76109 and National-Oilwell,
L.P. ("NOV"), with offices at 10000 Richmond, Houston, Texas 77042. In consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties mutually agree as set forth below:

AGREEMENT:

The parties agree to include the following terms:

1.   UDI hereby agrees to purchase rig equipment for three (3) Ideal Rigs from
     NOV,Such equipment is described in NOV's quotation number NOI-11283-Dwk,
     Rev 1 and shall be purchased in accordance with the prices set forth therein.

2.   Pursuant to the terms and conditions of the Letter of Intent ("LOI")
     executed by the parties on November 8,2005, UDI provided NOV with a initial deposit of $1,000,000.00 to secure the construction slots for the three (3)
     Ideal Rigs. Upon execution of this Purchase and Sale Agreement, the initial deposit shall be applied to UDI's total down payment costs.

3.   UDI further agrees to remit to NOV a thirty percent (30%) down payment based on the total contract price for all rigs.

4.   Delivery of the equipment is subject to Ex-works, NOV's facility - Houston
     (INCOTERMS 2000 Edition), subject to further tax implementation and clarification.

5.   The delivery date of the first rig is scheduled for October, 2006. The second rig will be delivered November, 2006, and the third rig will be delivered December, 2006.

6.   A second milestone payment of 50% of the total contract price for each rig shall be made by UDI to NOV upon completion of the "Rig Up" of each rig.
     For clarification, "Rig-Up" shall be considered complete when both parties agree and/or verify that 85% of all components required per the quotation are in place and assembled within the drilling unit.

7.   A third milestone payment of 20% of the total contract price for each rig shall be made by UDI to NOV upon completion of the factory acceptance tests.

                                                                               2

8.   The parties agree that the equipment and services provided under this
     Purchase and Sale Agreement shall be governed by NOV's standard terms and conditions included in its quotation number NOI-11283-Dwk, Rev.1, and which are hereby incorporated herein.

Attachment 1: Standard Terms & Conditions
Attachment 2: Special Conditions
Attachment 3: Pro Forma Invoice for 30% downpayment

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives on the date first above written.

NATIONAL-OILWELL, L.P.                   UNION DRILLING, INC.

--------------------------------------   ---------------------------------------
David C. Crumpler                        Christopher Strong
V.P. Sales and Marketing                 President and CEO

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[NATIONAL OILWELL VARCO LOGO]                                           PROPOSAL

               NATIONAL OILWELL VARCO IDEAL 1500 (DC) RIG PACKAGE

                                  PREPARED FOR:

                                 UNION DRILLING

                                    PROJECT:
                                      NONE
                                NOI PROPOSAL REF:
                              NOI-11283-DWK REV. 01

                            Wednesday, April 26, 2006

  THIS PROPOSAL IS SUBJECT TO OUR STANDARD AND ANY SPECIAL TERMS AND CONDITIONS
                                    OF SALE.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                                                           OUR REFERENCE:
                                                           NOI-11283-DWK
                                                           Rev. 01
                                                           YOUR REFERENCE:
                                                           NONE

UNION DRILLING

National Oilwell Varco is pleased to offer our equipment detailed in the following proposal.

A minimum 30% non refundable down payment required at time of order, 50% at time of Rig-Up with balance at time of shipment (ex-works). These prices are valid for 30 days and will remain firm through delivery, subject to receipt of written purchase order.

Deliveries of the Ideal Rig Packages are to be confirmed by Product Line Manager at time of order placement. As of this date, subject to prior sale, these packages are available TBD (ex-works, Houston Facility) based on "STANDARD IDEAL
RIG PACKAGES". Any changes to the standard specification or optional equipment requested to be integrated into the package will extend these committed deliveries.

This quote is for standard production equipment and uses National Oilwell Varco standard components. Third party and/or regulator agency requirements are not considered part of standard production equipment and if required, may result in increased costs.

This quote does not provide for, nor include documentation or third party certification. Charges for such certification, if required, will be quoted upon definition of your requirements

Thank you for considering National Oilwell Varco.

Tyson Seeliger
Product Line Manager - Ideal & Rapid Rigs

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                                  SECTION RECAP

                         PROPOSAL CURRENCY: U.S. DOLLARS

1. IDEAL RIG 1500                    $25,096,650.00
2. COMMISSIONING & STARTUP ON SITE   $    56,100.00

TOTAL                                $25,152,750.00

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                            SECTION 1 IDEAL RIG 1500

1.1  IDEAL 1500 STANDARD RIG PACKAGE

     QTY. 3 EA. IDEAL-1500 (DC)

     STANDARD 1500HP IDEAL(TM) RIG SYSTEM

     The Ideal(TM) Rig System, rated @ 1500 HP, can drill up to depths of
     18,000 ft., encompassing a wide array of features and benefits.

     Designed and manufactured to achieve extraordinary gains in drilling efficiencies for light, safe and efficient rapid deployment.

     Enhanced safety features including low-set drawworks. All assembly labor is performed at ground level with more inherently safe assembly techniques.

     National Oilwell Varco quality, reliability and support through National
     Oilwell Varco's worldwide network of parts and service locations.

     Please note: The standard 1500HP Ideal(TM) Rig System is not intended for extreme cold weather operation.

     The 1500HP IDEAL(TM) RIG SYSTEM package comes complete with the following equipment:

     DRAWWORKS
     FAST MOVING RIG
     TRAVELING EQUIPMENT
     ROTARY EQUIPMENT
     ELECTRICAL POWER SYSTEM
     MUD PUMPS
     MUD SYSTEM
     HIGH PRESSURE MUD PIPING
     BOP CONTROL AND CLOSING SYSTEM
     INSTRUMENTATION
     AIR SYSTEM
     FUEL SYSTEM
     ELECTRICAL RIG-UP
     MECHANICAL RIG-UP
     MISCELLANEOUS EQUIPMENT

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                            DRAWWORKS EQUIPMENT GROUP

     Qty. 1 EA. JC50D

          Drawworks

          LS-NOW model JC50D drawworks (without sandline drum), rated 1500HP, with:

               o    27" X 49" grooved drum for 1-3/8" Wire Rope

               o    Integral dual electric motor drive

               o    Disengaging auxiliary brake coupling

               o    Four hoisting speeds

               o    Disc brake system with water cooled discs, hydraulic service calipers and spring set emergency calipers, including H.P.U.

               o    LT1170/250T low speed drum shaft clutch

               o    LT1070/200T high speed drum shaft clutch

               o    Two wire line turnbacks

               o    Air-operated controls located at drillers cabin

               o    All necessary chains except rotary table drive

     Qty. 1 EA. DS50

          Auxiliary Electric Brake

          LS-NOW model DS50 eddy current brake

               o    Rated brake torque          44814 lb-ft / 60.76 KNm

               o    Applicable drilling range   11483-16404ft / 3500-5000m

               o    Max. exciting power         16 HP / 12 KW

               o    Exciting coil insulation
                    class/No.                   H/4

               o    Cooling water flow rate     75 G/min / 285L/min

               o    Max. temperature of inlet
                    water                       107 DEG. F/ 42 DEG. C

               o    Max. temperature of outlet
                    water                       322 DEG. F / 72 DEG. C

               o    Weight                      17934 lb / 7285 kg

          C/W one(1) 503 water cooling unit

     Qty. 1 EA. MODEL 2025A-LS

          Eddy Current Brake Control System

          National Oilwell Varco Model 2025-A Primary Brake Control System, for
          application with a Model DS50 Eddy Current Brake. The system shall consist of the following:

               o    Model 59926, 2025-A With H20 Alarm

               o    Model 55858 Driller's Control Unit. (Intrinsically Safe)

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               o    Model 55860 Power Selector Unit (Intrinsically Safe)

               o    6600-32-0198 Power Transformer, 3 Phase, 30 kVA, 60 Hz, 480
                    Volt AC Primary, 220 Volt AC Secondary (Drip-Proof)

     Qty. 1 EA. MODEL 2025A-MS

          Brake Water Cooling Monitor System

          National Oilwell Varco designed brake cooling water monitor system to monitor eddy current brake cooling water flow and temperature and provide an alarm for insufficient cooling water inlet flow rate and high cooling water outlet water temperature. In the event of either low cooling water flow or high cooling water temperature an alarm bell and red alarm and red alarm lamp will be activated.

          The system consists of the following:

          (2) Cooling water flow switches (intrinsically safe)
          (1) Cooling water temperature switch (intrinsically safe)
          (1) Set installation hardware
          (3) Installation/maintenance manuals

               o    Model 57064, Flow Switch

               o    Model 56236 Temp Sensor

               o    Model 59924 Brake Sensor Junction Box

          Display to be integrated with SDAQ and read out on the monitor at the driller's position.

     Qty. 2 EA. YZ08/YZ08A

          Drilling Motor - Drawworks

          Yongji YZ08/YZ08A drilling motor.

          SPECIFICATIONS

               o    Rated power:       1072 HP/800 KW

               o    Rated voltage:     750 V

               o    Rated current:     1150 A

               o    Rated speed:       970 RPM

               o    Rated torque       5925 ft-lb/8033.7 N.m

               o    Max. current:      1600A

               o    Max. torque:       9002 ft-lb/12206.4 N.m

               o    Exciting type      series

               o    Insulation class   H

               o    Cooling type:      Air forced ventilation

               o    Ex-proof type:     Air pressurization

               o    Weight:            7054 lb/3200 kg

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          FEATURES

               o    Self excited series field

               o    Single shaft extension with standard hub

               o    Pressurized connection box with bolts for connecting
                    armature & field cables

               o    High current, powerful torque and wide speed adjusting
                    range at constant power

               o    C/W blower driven by 15HP ex-proof AC motor, 460V, 60Hz
                    and 230V spacer heater.

     Qty. 1 EA. CBS-1

          Crown Block Saver

          LS-NOW type Toggle Valve, adjustable support and air piping.

          FEATURES

          Safety shut off device to limit block travel, installed on drawworks to actuate main drum brake when required travel is reached.

                                 FAST MOVING RIG

     Qty. 1 EA. LS-IDEAL-1500
          Fast Moving Rig

          Mast

               o    Mast 142' height x 750,000# hook load capacity, upper and
                    lower section. Crown, jib boom, ladder & racking board
                    included. Upper section to contain block and reserve line
                    spool while in transit, lower section to contain top drive while in transit. Crown contains (5) 50" sheaves, (1) 60"
                    fast line sheave and (2) 42" deadline sheaves.

               o    Ramp/Rail style mast raising system includes truck mounted mast alignment mechanism.

               o    Dual mast stand (API Monogrammed).

               Substructure

               o    25' slingshot substructure, hydraulic cylinder raising, with pipe ramp and 3-stairs, bop handling rail.

          Drawworks Master Skid W/ 2 Mast Raising Cylinders and Brake Water
          Cooling Unit Reservoir & Piping

               o    Skid contains 282 bbl integral brake water cooling unit
                    reservoir, brake water cooling pumps and piping are mounted on the skid,

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                    the drawworks mounts on the skid, the mast raising cylinders pin to and rest in cradles on the skid when not in use.

               (Mast and substructure API monogrammed.)

     Qty. 1 EA. 2302043

          Hydraulic Power Unit

          Self-contained skid mounted hydraulic power unit with two hydraulic pumps. The first hydraulic pump is driven by a diesel engine and the second hydraulic pump is driven by a explosion-proof electric motor.
          Diesel engine and/or electric motor driven hydraulic pumps can be used separately or in-conjunction to power the hydraulic system

          Dual Electric/Diesel Hydraulic Power Unit consisting of the following:

          Hydraulic Pumps:

               (1)  Variable displacement pressure compensated piston pump
                    (electric)

                    Flow:       40GPM @ 1800 RPM
                    Pressure:   3000 PSI

               (1)  Variable displacement pressure compensated through drive tandem piston pumps (diesel)

                    Flow:       65GPM @ 2300 RPM
                    Pressure:   3000 PSI

               (2)  Gear pump (Circulation pump)

                    Displacement:   2 CIR

          Hydraulic Control Manifold and Components:

                   No Pressure Filter
               (3) 20 SAE outlet ports
               (4) 24 SAE return ports
               (2) 0-5000 PSI pressure gauges

               o    Hydraulic reservoir stainless steel 60 US gallons with all accessories.

               o    Diesel Fuel Tank Stainless steel 150 gallons with all
                    accessories

               o    Pump to motor adapters and coupling sets

               o    In tank return line filter housing and element 10 micron
                    absolute

               o    3500 PSI relief valve (flanged mounted)

               o    Flange mounted check valves

               o    Hydraulic fan driven air to oil cooler

               o    Tank mounted suction filters for pump supply

               o    Low level and high temp shutdown

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          Diesel Motor:

               o    Deutz BF6L914

               o    195HP @ 2300 RPM

               o    Air cooled 6 cylinder four stroke

               o    12 volt starter

               o    SAE C pump adapter & drive plate

          Electric Items:

               (1)  75 HP 1800 RPM 365TC 460 volt C face (Class 1, Div 2 G-D)

               (1)  Remote stop/start station

          Skid:

               o    A36 carbon steel skid

               o    Oilfield skid with roll-off ends

               o    Drip drain with drain valve

          Assembly:

               o    All fittings and hose ends will be carbon steel.

               o    Label all connections, pressure and supply indication points

               o    Sand blast and paint all components including the skid

               o    Assembly and testing of the HPU

          Notes:

               1.   All electric motors are 60 HZ.

               2.   All gauges and instrumentation to display imperial units.

               3.   All Equipment name plates to be in English

               4.   Five (5) copies of Operation and Maintenance manuals in
                    English)

     Qty. 1 EA. STDPIPE-1

          4", 5000psi WP Standpipe

     Qty. 1 EA. SPM-1

          Standpipe Manifold

          One (1) Single 4" standpipe manifold to connect to standpipe.

          Manifold Consisting of:

               o    One (1) 4" 5,000# WP BW mud gate valve

               o    One (1) 2" 5,000# WP WN mud gate valve (kill, fill)

               o    Two (2) 4" fig 1002 hammer unions

               o    One (1) 2" connection for pressure gauge with 1002 hammer
                    union

               o    One (1) 2" 1502 hammer union & wing nut connection for

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                    pressure transducer.

               o    One (1) Pressure gauge 0-6000# 2" flanged connection

               o    Includes X-ray, hydrotest and paint.

     Qty. 1 EA. VH-1

          Vibrator Hose

          Connects standpipe manifold to drill floor connection.

     Qty. 2 EA. TWB-1

          Tong Weight Box

          Complete with pulleys and lines, LESS weight material.

     Qty. 1 EA. 2300-0-EP

          Safety Climbing Device

          Mast ladder safety climb with three safety belts. Rope lock 2300-0-EP with 5/8" line.

     Qty. 3 EA. CB-TS

          Climbing Belt, Complete with Tail Rope

     Qty. 1 EA. DLS-H-5000-1-3/8

          Drill Line Spooler

          Hydraulic Powered Drill Line Stand designed to accommodate steel reel with 5000 Ft. 1-3/8" Drill Line.

     Qty. 5000 FT 800091-1-3/8

          1-3/8" Drilling line, 6X19, EIPS-PF-RI, IWRC

     Qty. 1 EA. WC-D-BOPH

          Bop Beams

          Trolley rail on Sub for hoisting and positioning BOP stack.

     Qty. 1 EA. MR-CB-2CYLXHC

          National Oilwell Varco Two Cylinder Hydraulic Catworks

          Hydraulic catworks mounted in mast. Individual hydraulic makeup &
          breakout cylinders. Includes all wire line and all hydraulic piping for the two cylinder catworks.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          SPECIFICATIONS

               o    Breakout and Makeup Cylinders - 4" Bore x 8' Stroke

               o    Maximum Speed - 67' Per Min. at 35 GPM

               o    Maximum Pull - 20,000# at 2,000 PSI

     Qty. 1 EA. Q250

          Model Q250 Spinning Wrench

               Air Spinner:       12cubic meters/min
               Applicable Pipe:   3-1/2" - 10"
               Norm Power:        16HP
               Spinning Speed:    108-38 rpm
               Spinning Torque:   1094-2500 NM

     Qty. 1 EA. HYD-PIPING

          Hydraulic Piping for Mast and Substructure

          For mast and substructure raising/lowering and other hydraulic functions (not including top drive).

     Qty. 1 EA. LFLH-75-C-8C-R-PVF

          National Oilwell Varco Rotary Slip Deadline Anchor, Lug Type Floor
          Mount

          Drum is designed to rotate completely around the shaft during line
          slipping.Drum design includes a lead in groove to a smooth surface.
          Rollers guide the line across the drum surface as the drum rotates.

          Designed and Manufactured to API 8C, PSL-1

          For 1-3/8" Wireline size.
          Has double clamp for use with PVF wireline.
          Have lugs for mounting to floor with two pins.

               Model:                      LFLH-75-C-8C-R-PVF
               Mounting:                   Lug Floor Mount
               Orientation:                Left Hand
               Load Cell (Not Supplied):   E-551 Compression Type
               Maximum Deadline Load:      75,000 LBS. (34 mT)
               Drum Diameter:              24" (609.6mm)
               Approximate Weight:         2212 LBS. (1005 kg)

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                               TRAVELING EQUIPMENT

     Qty. 1 EA. YC450

          LS-NOW Model YC450 Traveling Block

          FEATURES

               o    Heavy steel fabricated main frame

               o    Heavy wireline guards

               o    Steel sheaves with induction hardened API wireline grooves

               o    Tapered roller bearings in sheaves

               o    Oil quenched and tempered alloy steel shaft with individual grease passages to each bearing

               o    High strength steel becket

               o    Designed to API standard 8A

          SPECIFICATIONS

               o    Model:                YC450

               o    Max. hook load:       500 ton

               o    Number of sheaves:    6

               o    Sheave diameter:      1524mm (60")

               o    Shaft diameter:       254mm (10")

               o    Wireline size:        1-3/8"

               o    Approximate length:   3075mm (121")

               o    Approximate width:    1600mm (63")

               o    Approximate depth:    800mm (31")

               o    Approximate weight:   17934lbs/8135kg

     Qty. 1 EA. DG450

          LS-NOW Model DG450 Hook

          Complete with conventional bail, safety positioner, built in hydraulic snubber and rotation lock.

          Built to API 8A

               Max. hook load:                             500 Ton
               Overall dimensions (L x W x H ):   116" x 35" x 35"
               Weight:                              7707 lb/3496kg

     Qty. 1 EA. SL-450-5

          LS-NOW Model Sl-450-5  Swivel w/Spinner

          With spinning function.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          Equipped with standard bails.

          The wash pipe and packing assembly are cartridge type and can be replaced on the floor without disconnecting the rotary hose and/or gooseneck.

          The gooseneck is provided with an outlet for wireline logging.

          Equipped with 4" API hose connection.

          Conforms to API specification 8A.

          Maximum Static Load Rating   500 Ton
          Maximum Speed                300 RPM
          Maximum Working Pressure     5,000 PSI

          Hook Clearance over the Gooseneck 549 mm (21.6 in.)

               Diameter of Stem           2.95"
               Coupling Thread to Stem    7-5/8" Reg. LH
               Coupling Thread to Kelly   6-5/8" Reg. LH

     Qty. 1 PKG EV-LK

          350 Ton Elevator Links, Capacity 350T, size 108" API 8A.

                                ROTARY EQUIPMENT

     Qty. 1  ZP-375

          LS-NOW Model ZP375 37-1/2" Rotary Table

               o    Built to API 7K

               o    Opening dia.          37-1/2"

               o    Static load rating    1,300,000 lbs

               o    Max. working torque   23,900 ft-lbs

               o    Weight                16640 lbs

     Qty. 1 EA. IRD-LS-NOW

          Independent rotary drive for LS-NOW ZP375 rotary table includes:

               o    Coupling, with Spacer, between Rotary and Transmission

               o    2-Speed IRD Transmission (Roller Chain Type)

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               o    Coupling between Transmission and DC Motor

               o    Inertia Brake for IRD Components

          Above components to be assembled with rotary and motor (not included)
          as one unit. Above modified to directly mount drive in substructure.

     Qty. 1

          Full Guard, Included in Item. IRD-LS-NOW

     Qty. 1 EA. YZ08/YZ08A

          Motor - Rotary Table

          Yongji YZ08/YZ08A drilling motor.

          SPECIFICATIONS

               o    Rated power:       1072 HP/800 KW

               o    Rated voltage:     750 V

               o    Rated current:     1150 A

               o    Rated speed:       970 RPM

               o    Rated torque       5925 ft-lb/8033.7 N.m

               o    Max. current:      1600A

               o    Max. torque:       9002 ft-lb/12206.4 N.m

               o    Exciting type      series

               o    Insulation class   H

               o    Cooling type:      Air forced ventilation

               o    Ex-proof type:     Air pressurization

               o    Weight:            7054 lb/3200 kg

          FEATURES

               o    Self excited series field

               o    Single shaft extension with standard hub

               o    Pressurized connection box with bolts for connecting
                    armature & field cables

               o    High current, powerful torque and wide speed adjusting range at constant power

               o    C/W blower driven by 15HP ex-proof AC motor, 460V, 60Hz and
                    230V spacer heater.

     Qty. 1 EA.

          Master Bushing Bowl

          LS-NOW split body pin drive master bushing for ZP375 rotary table, complete with API No.3 bowl, lifting sling, and bit breaker plate for
          ZP375 rotary table.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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     Qty. 1 EA.

          Master Bushing Bowl

          LS-NOW API No. 2 Bowl for 10- 3/4" and 9 -5/8" Pipe.

     Qty. 1 EA.

          Master Bushing Bowl

          LS-NOW API No. 1 Bowl for 13-3/8" and 11- 3/4" Pipe

     Qty. 1 EA.

          Split Casing Bushing

          LS-NOW 37-1/2" x 20" split casing bushing for LS-NOW 37-1/2" Rotary
          Table

     Qty. 1 EA.

          Kelly Bushing

          LS-NOW pin drive roller kelly bushing for 5-1/4" HEX KELLY

     Qty. 1 EA.

          Hex Kelly

          5-1/4"x40' Hex. Kelly. (5" Drill pipe), Drill Pipe connection NC50-
          4-1/2IF.

     Qty. 1 EA.

          Upper Kelly Valve

          7-3/4" OD / 3-1/16" ID 6-5/8" reg LH (Upper)

                             ELECTRICAL POWER SYSTEM

     Qty. 1 EA. 6715-00

          SCR House

          System Description

          Item   Qty   Description
          ----   ---   -----------
            1     3    Detroit Diesel V-1600 engines driving a 1750 kVA, 600
                       VAC, 60 Hz generator.
            2     1    1500 HP Drawworks, driven by two (2) series wound Yongi
                       DC motors.
            3     2    1600 HP Mud Pumps, each driven by two (2) series wound
                       Yongi DC motors.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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            4     1    1000 HP Rotary Table driven by one (1) series wound Yongi
                       DC motor.

          SCOPE OF NATIONAL OILWELL VARCO SUPPLIED EQUIPMENT

          National Oilwell Varco to provide the following equipment (Requires
          Engineering confirmation of description)

          Item   Qty   Description
          ----   ---   -----------
           1      4    Model 1400 SCR control cubicles
           2      3    Model 1400 Engine/Generator control cubicles
           3      1    Blank cubicle for future Gen Control
           4      1    Synchronizing system
           5      1    Ground detection system
           6      1    Hands off circuit
           7      1    Power limit system
           8      1    PLC System
           9      1    Driller's console
           10     1    Driller's foot throttle
           11     1    Drawworks dynamic brake system
           12     1    Eddy Current Brake Control
           13     1    600 Volt feeder section
           14     1    Transformer section
           15     1    MCC section
           16     1    Power Control House

          1)   MODEL 1400 SCR CONTROL CUBICLE

               NOV will supply four (4) Model 1400 SCR Drive Control cubicles each to include:

               Item   Qty   Description
               ----   ---   -----------
                 1     1    AC Input, 1600AF, Stationary Mount, Circuit Breaker
                            Switch with UV trip and auxiliary contacts.

                 2     1    Voltmeter, 0 - 1000 VDC
                 3     1    Ammeter, 0 - 2000ADC

                 4     1    SCR "ON" indicating lamp, (Red)

                 5     1    6 pulse, 1800 amp, 750 VDC, vertical air cooled SCR
                            Bridge. The bridge shall be protected using
                            semiconductor type fuses with form C contacts, which
                            are activated when the fuse opens.

                 6     1    Surge Suppression "ON" Indicating Lamp (Green).
                            Surge Suppression will be provided to clamp any
                            transient voltages, which could be damaging to the
                            SCR devices. The surge suppressor will consist of a
                            fused set of metal oxide varistors (MOVs).

                 7     1    Set of DC assignment contactors to allow for
                            multiple

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                            assignments of the bridge.

                 8     1    DC Control Module with:

                            o    Pulse thyristor-firing circuits with "Hard
                                 Firing" outputs. The synchronizing signal
                                 originates directly from the AC line so that no
                                 pilot generator is required.

                            o    High speed current regulator with
                                 twenty-millisecond response. Automatic current
                                 limit load sharing for motors driving the same
                                 shaft and driven by separate armature supplies
                                 no setup or adjustment required.

                            o    Individual control of current limit for all
                                 drilling functions. The rotary table torque
                                 limit will be mounted in the driller's console.

                            o    Ramp generator on the Drawworks current
                                 regulator to control the rate of rise of motor
                                 torque.

                            o    Motor speed regulators for the Mud Pumps,
                                 Drawworks, and Rotary Table (Top Drive). Each
                                 regulator will be interlocked with its related
                                 assignment contactor.

                            o    All controls are designed to be "Foolproof", no
                                 preset sequence of operation is required. The
                                 operator may push any button at any time and
                                 the system will either follow when it is safe
                                 or block the command if it is not consistent
                                 with the operation.

                            o    Manual firing control for emergency operation.

                            o    Thyristor gate suppression at approximately
                                 150% of the bridge rating.

                            o    "Zero Throttle Interlock", the hand throttle
                                 must be returned to zero after an assignment
                                 change before the motor can be powered.

                            o    Module Fault Finder includes a meter and switch
                                 mounted on the front for monitoring critical
                                 internal voltages

          2)   MODEL 1400 ENGINE/GENERATOR CONTROL CUBICLE

               NOV will supply three (3) Model 1400 Generator Control cubicles each to include:

               Item   Qty   Description
               ----   ---   -----------
                1      1    2000AF, Stationary Mount Circuit Breaker with LI
                            solid state trip unit, manually charged, electric
                            closing soleNOVd, UV release and necessary auxiliary
                            contacts.
                2      1    Circuit Breaker Pushbutton "CLOSE"
                3      1    Ammeter Meter

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                4      1    Kilowatt Meter
                5      1    Kilovar Meter
                6      1    Generator Hour Meter
                7      1    Engine Control Pushbutton "OFF IDLE-RUN"
                8      1    Generator "RUN" Indicating Lamp (White)
                9      1    Generator "ON LINE" Indicating Lamp (Red)
                10     1    Generator Sync Indicating Lamp (Amber)
                11     1    Manual Engine Speed Adjust Potentiometer
                12     1    Manual Voltage Adjust Potentiometer
                13     1    Engine Generator Solid State Control Module with:

                            o    Voltage Regulator

                            o    Electronic Governor Control

                                 o    Response time of .8 second typical

                                 o    Maximum load unbalance between engines
                                      (one hot, one cold) at all points, no load
                                      to full load, +5% of its rated load

                                 o    Working temperature range of 30 DEG. C to
                                      +50 DEG. C

                                 o    No load to full load regulation of +1%

                                 o    Governor electronics arranged for battery
                                      power to advance throttle for "black
                                      start" capability.

                            o    Reactive power is shared between the generators
                                 by reactive power droop compensation

                            o    Real power is shared by a master / slave
                                 command line

                            o    Exciter power supply, 12 amp maximum current
                                 (the exciter current limit is set to suit the
                                 individual exciter)

                            o    Exciter power supply maximum voltage is 240
                                 volts (this is set by the choices of the
                                 exciter transformer and the generator self
                                 excitation requirements)

                            o    Protective functions built into the regulator
                                 are:

                                 o    Reverse Power Trip

                                 o    Under Frequency Trip

                                 o    Over voltage Trip

                                 o    Over speed Trip

                                 o    Frequency / Voltage Scheduled for Engine
                                      Operation at Idle Speeds

          3)   BLANK CUBICLE FOR FUTURE GEN CONTROL

               NOV will supply one (1) blank cubicle for future Gen Control.
               This cubicle will

          4)   SYNCHRONIZING SYSTEM

               NOV will supply a Synchronizing System that will consist of the

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               following items:

               Item   Qty   Description
               ----   ---   -----------
                 1     1    Synchronizing System
                            (1) - Synchronizing selector switch
                            (2) - Synchronizing lights (clear)
                            (1) - Synchroscope
                            (1) - Synch check relay
                            (1) - Voltmeter-main bus & Generator (0 750 V)
                            (1) - Frequency Meter-main bus & Generator
                                  (50 - 70 Hz)

          5)   GROUND DETECTION NETWORK

               NOV will supply a Ground Detection Network consisting of the following items:

               Item   Qty   Description
               ----   ---   -----------
                 1     1    Ground Detection Circuit
                            (3) - Ground Detection Lights
                            (1) - Percent DC Ground Meter
                            (1) - Percent AC Ground Meter
                            (1) - Test Pushbutton
                            (1) - Audible Alarm to be mounted on the exterior of
                                  the house
                            (1) - Strobe Light to be mounted on the exterior of
                                  the house
                            (1) - Alarm Acknowledge Pushbutton

          6)   HANDS-OFF CIRCUIT (HOC)

               The HOC will supply power for the engine starting circuit and the pulse pick-up circuit in each of the AC generator control
               modules. The items included will be:

               Item   Qty   Description
               ----   ---   -----------
                 1     1    Set of CPT's.
                 2     1    Set of fuses.
                 3     1    Single-phase diode bridge.
                 4     2    12V Batteries

          7)   POWER LIMIT SYSTEM

               The Power Limit Circuit will monitor the KW & KVA of each engine generator set. If either of these parameters reach its limits, the Power Limit Circuit will reduce the power being delivered to the loads so that the load on each generator is held at its limit until the loads on the SCR drives are reduced (by other action)
               to a level below the generator limit. A meter on the Driller's
               Console indicates percent

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               Power Limit. A warning lamp is illuminated on the Driller's
               Console at a load level just below the power limit.

          8)   PLC SYSTEM

               The System Host PLC is a high speed, versatile modular mini-PLC.
               The PLC is used for serial communication with remote consoles and other rig devices. Additionally, the PLC incorporates the SCR bridge assignment logic. The PLC shall consist of the following.

               Item   Description
               ----   -----------
                 1    Siemens S7-300 Modular Mini-PLC
                 2    32 Bit, Fixed & Floating Point CPU
                 3    Up To 1024 Digital Inputs / 1024 Digital Outputs
                 4    Up To 256 Analog Inputs / 256 Analog Outputs
                 5    Complete Instruction Set With "Built-In" Functions
                 6    Built-In Self Diagnostics
                 7    Fiber Optic Communication Capability

          9)   DRILLER'S CONSOLE

               The console will be constructed of 12-gauge stainless steel and the hand throttle wheels of solid stainless steel. Each hand wheel will drive two (2) independent potentiometers to provide
               100% backup of the throttle function. The console will be
               watertight and include a gasket type door. The console will be equipped with purging for application in a Class I Division 2,
               Group D Hazardous area. A rig air supply fitting will be provided for connection to an external 85 to 150 psi dry air supply. An internal pressure regulator is included to maintain a positive interior pressure relative to the ambient. NOV to supply a driller's console with the following controls and indicators:

               Item   Qty   Description
               ----   ---   -----------
                1      1    SCR Assignment Switch
                2      1    Rotary Table Speed Control
                3      1    Rotary Table "FWD OFF REV"
                4      1    Drawworks Speed Control
                5      1    Drawworks Switch "FWD OFF REV"
                6      2    Mud Pump Speed Controls
                7      2    Mud Pump "ON-OFF" Switch
                8      1    Rotary Table Torque Limit Selector Switch
                9      1    Rotary Table Torque Meter Scaled for Amps
                10     1    PLC "By-Pass" Switch
                11     1    Power Limit Meter
                12     3    Generator "ON" Lamps (Red)
                13     4    SCR "ON" Lamps (Green)
                14     1    Drawworks Blower "ON" Lamp (White) *
                15     1    Rotary Table Blower "ON" Lamp (White) *

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                16     2    Mud Pump Blower "ON" Lamps (White) *
                17     1    Power Limit Lamp (Amber)
                18     1    Console Purge Loss Lamp (Amber) *
                19     1    PLC "OK" indicator lamp (Amber)
                20     1    Ground fault Indication Lamp (Amber) *
                21     1    Audible alarm activated for items marked (*)
                22     1    Alarm Silence Button
                23     1    PLC I/O module for PLC communication
                24     1    AC Emergency Shutdown Push Button (All Engine Kill)
                25     1    DC Emergency Shutdown Push Button
                26    Lot   Pyle National plugs & receptacles

          10)  DRILLER'S FOOT THROTTLE

               The foot throttle is constructed of 12-gauge No.304 stainless steel throughout, built to withstand the environment normally encountered on the rig floor. It includes dual stainless steel return springs to provide a fail safe return to the off position in the event of a spring failure. Provisions for a dry air connection to the electrical compartment are also included. The foot throttle connects directly to the Driller's console through a three-conductor cable.

          11)  DRAWWORKS DYNAMIC BRAKE SYSTEM

               NOV will provide a Drawworks Dynamic Brake system. The dynamic brake will slow the Drawworks A motor from full speed to some preset cathead speed within 10 to 15 seconds after the foot throttle is released. The power generated by the freewheeling DC motor is fed into a stainless steel grid resistor bank mounted out on the porch. During normal operation of the Drawworks, the dynamic brake is not connected. If at any time the motor speed is higher than the DW throttle setting and the foot throttle is not in use, the brake circuit will engage and reduce the motor speed to the hand throttle setting.

          12)  EDDY CURRENT BRAKE CONTROL SYSTEM

               National Oilwell Varco's primary brake control system, for application with and eddy current brake. The system shall consist of the following:

               Item   Qty   Description
               ----   ---   -----------
                 1     1    Air cooled 25 kW SCR unit with door mounted alarm
                            minimic panel (NEMA 1)
                 2     1    Driller's control unit (intrinsically safe)
                 3     1    Power selector unit (intrinsically safe)
                 4     1    Power transformer, 3 phase, 30 kVA, 60 Hz, 480 Volt
                            AC primary, 220 Volt AC secondary (Drip-proof)

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          13)  600 VOLT FEEDER SECTION

               NOV will provide a Feeder Section in the line-up containing the following items:

               Item   Qty   Description
               ----   ---   -----------
                 1     1    1200 AF Circuit breaker for MCC transformer.
                 2     1    1600 AF Circuit breaker for Top Drive Feeder

          14)  TRANSFORMERS

               NOV will provide the following ventilated dry type transformers:

               Item   Qty   Description
               ----   ---   -----------
                 1     1    1000 kVA, 600:480 Volt, 60 Hz, three phase, aluminum
                            wound, NEMA 3R enclosed MCC transformer.

          15)  480 VOLT MOTOR CONTROL CENTER

               NOV will provide the following vertical sections of MCC. The MCC will be NEMA type, 480 Volt, 60 Hz, with individual breakers. The horizontal bus will be copper and suitably rated. The vertical bus will be copper and rated for 300 amps. A copper ground bus will run the full length of the MCC line up. Each starter will be complete with a 480:120 control power transformer fused on the primary and secondary (magnetic only) breaker, a contactor and an ambient compensated overload element (heater).

          LEGION: FVNR = Full Voltage Non-Reversing
                  HOA  = Hands - Off - Automatic
                  3WRC = 3 Wire Remote Control
                  AF   = Amp Frame
                  AT   = Amp Trip

          Item    HP   Size   Type   Control   Function
          ----   ---   ----   ----   -------   ---------------------------------
           1     1.5     1    FVNR   HOA       Mud Pump #1 Lube Oil Pump
           2     3       1    FVNR   HOA       Mud Pump #1 Linear Wash Pump
           3     15      2    FVNR   HOA       Mud Pump #1A Blower
           4     15      2    FVNR   HOA       Mud Pump #1B Blower
           5     60      4    FVNR   HOA       Mud Pump #1 Charging Pump
           6     1.5     1    FVNR   HOA       Mud Pump #2 Lube Oil Pump
           7     3       1    FVNR   HOA       Mud Pump #2 Linear Wash Pump
           8     15      2    FVNR   HOA       Mud Pump #2 A Blower
           9     15      2    FVNR   HOA       Mud Pump #2 B Blower
           10    60      4    FVNR   HOA       Mud Pump #2 Charging Pump
           11    15      2    FVNR   HOA       DWA Blower
           12    15      2    FVNR   HOA       DWB Blower
           13    15      2    FVNR   HOA       RT Blower Motor
           14    25      2    FVNR   3WRC      Trip Tank #1

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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           15    25      2    FVNR   3WRC      Trip Tank #2
           16    100     4    FVNR   3WRC      Mud Mix Pump#1
           17    100     4    FVNR   3WRC      Mud Mix Pump #2
           18    100     4    FVNR   3WRC      Spare
           19    100     4    FVNR   3WRC      Desander Pump
           20    100     4    FVNR   3WRC      Desilter Pump
           21    60      4    FVNR   3WRC      Degasser Pump
           22    25      2    FVNR   3WRC      Water xfer Pump #1
           23    25      2    FVNR   3WRC      Water xfer Pump #2
           24    25      2    FVNR   HOA       Brake Cooling Loop #1
           25    25      2    FVNR   HOA       Brake Cooling Loop #2
           26    75      4    FVNR   3WRC      Main HPU
           27    25      2    FVNR   3WRC      Centrifuge FD Pump #1
           28    75      4    FVNR   3WRC      Centrifuge #1
           29    25      1    FVNR   3WRC      Centrifuge FD Pump #2
           30    75      4    FVNR   3WRC      Centrifuge #2
           31    10      1    FVNR   HOA       Spare
           32    10      1    FVNR   3WRC      Spare
           33    25      2    FVNR   HOA       Spare
           34    25      2    FVNR   3WRC      Spare
           35    50      3    FVNR   3WRC      Spare
           36    75      4    FVNR   3WRC      Spare

          Feeder Circuit Breakers

          Item    AT/AF    Function
          ----   -------   --------
           1     150/150   Air Compressor #1
           2     150/150   Air Compressor #2
           3     150/150   Lighting transformer
           4     100/100   BOP Closing Unit Pump #1
           5     100/100   Spare
           7     40/60     House AC #1
           8     50/60     Baylor Brake Supply
           9     30/30     HPU Disc Brake
           10    40/60     House AC #2
           11    150/150   Mud Tank Panel
           12    50/60     Accumulator BOP
           14    30/30     Spare
           15    20/30     Dog House A/C Feeder
           16    15/30     Dog House Purge Feeder
           17    60/60     Spare
           18    15/30     Block Heater #1
           19    15/30     Block Heater #2
           20    15/30     Block Heater #3
           21    15/30     Spare
           22    150/150   Spare

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          16)  POWER CONTROL HOUSE

               The Power Control House will be designed for transportation by an oilfield trailer. The house size will be approximately 10' W x
               46' L x 10'6" H.

               The house columns and ceiling frame will be constructed from structural steel seam welded. The outside shall be fabricated from twelve-gauge sheet steel. All corners are to be formed by bending leaving no sheet edge exposed.

               Three of the walls will be insulated with three-inch thick polystyrene block insulation. The floor and the wall with the receptacles and plugs will not be insulated. The inside surface of the walls will be finished with a sandwich style insulating board with aluminum sheet interior. A rubber neoprene mat will run the full length of the interior aisle of the House.

               One (1) 42 circuit 120Y208 volt, 3 phase, 4 wire panel board will be mounted on an interior wall for lighting and other required needs. Four (4) fluorescent lighting fixtures (2 40WRS) will be supplied for aisle lighting. Two (2) 120 volt duplex receptacles will be included. An emergency lighting fixture will also be included in the center interior of the House.

               Two (2) steel doors with panic hardware will be supplied, one at each end and on opposite sides of the house. Both doors shall be designed to open to the outside by pushing down on the opening bar.

               The two (2) air conditioning units will be of the split unit type with the condenser and evaporator sections mounted separately.
               Each unit will be rated at 7.5 tons. The hot air generated by the
               SCR bridges will be discharged out the top of the cubicles and contained within the dead air space between the ceiling and the roof. This air will then be ducted to the return air side of the evaporator sections of the units. Transformers and air
               conditioning condenser units will be mounted on a covered porch at one end of the house.

               The incoming power connections will be located in a recessed box located at the top and on one side of the house and spaced approximately eight feet apart. This location is on the same side of the house as the SCR line up. The receptacles for the outgoing
               DC power and rig AC loads are to be installed in panels which slant downward to relieve stress on the outgoing cables, except for the receptacles located at the very bottom of the plug panel, which will not be slanted downward because of the physical limitations of their

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               location. The mating plugs for the receptacles will also be supplied with the house.

               The exterior of the house will be cleaned with a sweep blast of sand to remove scale and oxidation. The exterior coating will consist of a sub coat of primer and a topcoat of urethane linear gray. The interior floor will be painted ANSI gray.

     Qty. 3 EA. R163-7M36

          Generator Set

          Stewart & Stevenson packaged Model R1630F900 generator sets, 600 volt,
          3 phase, 60 Hz, 0.6 PF, 1800 RPM, equipped as follows:

          Diesel Driver

               o    Detroit Diesel 16V2000/G80, Model R163-7M36

               o    1350 BHP @ 1800 RPM, Prime Rated

               o    16V configuration

               o    4 stroke direct injected

               o    Bore and stroke 5.12 x 5.91 (130 x 150); 1944 CID (31.88L)

               o    Turbocharged (dual)

               o    Charge air cooled, SPCC

               o    SAE "0" flywheel housing

               o    Detroit Diesel Electronic Controls MDEC

               o    Provides engine monitoring and control

               o    Electronic (isochronous) governing

               o    Accessory Package

          A.   Instrumentation

               o    DDC Electronic Display Module. Provides engine monitoring
                    functions to include:

               o    Engine RPM

               o    Coolant temperature

               o    Oil pressure

               o    Battery voltage

               o    Diagnostic function

               o    Engine hours

               o    Overspeed shutdown. Independent of electronic controls.

               o    Magnetic pick-up

               o    Air inlet shut down

               o    MDEC sensing of following alarm and shutdown functions:

               o    High coolant temperature alarm

               o    Low coolant level alarm

               o    High oil temperature alarm

          B.   Air cleaner. Dual dry type for standard service, mounted with pre-

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               cleaner caps.

          C.   Lubricating System

               o    Filter, replaceable spin-on.

               o    Gear driven oil pump.

               o    Angularity limits: 30 DEG. Front up/down, 30 DEG. side tilt.

               o    Integral oil cooler

          D.   Fuel System

               o    Racor filter/moisture separator with replaceable element.

               o    DDC secondary filter, replaceable spin-on

               o    MDEC Electronic Unit Injector (EUI)

          E.   Start System

               o    Air starter, bell housing mounted, complete with actuator
                    valve and filter.

          F.   Electrical System

               o    Dual 12V HD batteries, mounted, marine boxes

               o    Engine driven 24V alternator, 70 amp (battery and alternator package may be deleted if 24V power available from others
                    for electronic engine controls)

               o    MDEC wiring harness

               o    DDC Electronic Computer Module (ECU), mounted

          G.   Cooling System

               o    Radiator, front mounted, engine driven blower type fan,
                    separate Circuit Charge Cooling (SCCC) equipped with dual
                    cores

               o    Separate Circuit Charge Air Cooling (SCCC) engine systems.

               o    Jacket water heater, 110/220V

               o    115 DEG. F ambient sizing

          H.   Pancake Exhaust System - Dual

               o    2.8" flex pipes

               o    2 - Exhaust silencer, spark arresting, loose GT 402-4108

               o    2 - 6" spool pieces

               o    2 - 8" exhaust outlets with 45 DEG. mitered outlet and
                    bird screen

          Exhaust insulation for mufflers & flex piping - installed during rig
          up.

          Generator

               o    National Oilwell Varco 1750 KVA NOV/Baylor alternator,
                    single bearing for direct mounting to 16V2000, "0" housing,
                    1800 RPM.

          EXPANDED DESCRIPTION BELOW

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          Construction

               o    Engine, generator, radiator assemblies unitized on heavy
                    duty structural steel. Accessory packages installed and
                    mounted unless noted as loose.

               o    Oil and fuel lines extended and fastened to base side rails for convenient service and quick connection.

               o    Dimensions - 198" L x 75"W; Weight - 24,500 lb. - Estimate

               Manuals, Documentation, Testing

               o    Operation and Maintenance Manuals (2 copies each unit)

               o    Generator test reports

               o    Detroit Diesel Corporation dynamometer test reports

               o    Stewart & Stevenson Standard Manufacturers test

          GENERATOR

          Model: S437QUJ

          National Oilwell Varco AC Generator with direct connected brushless rotating exciter in accordance with the following:

               o    RPM:                     800

               o    Electrical Rating        1050kW, 0.6pf, 1750kVA,
                    3pH, 60Hz, 600V, Wye

               o    Temperature Rise         105 DEG. C by resistance over
                    40 DEG. C ambient

               o    Duty                     Continuous SCR

               o    Insulation               Class H form wound - VPI

               o    Enclosure                Drip proof guarded

               o    Weight                   Approximate 9,500 lbs.

               o    Bearings                 One anti-friction, grease
                    lubricated

               o    RTD's                    6 X PT100 in stator, 1 X
                    PT100 in bearing

               o    Excitation               Brushless - shaft mounted

               o    Housing Adapter          SAE "0"

               o    Drive Disc               SAE 518

               o    Accessories:

               o    Oversized terminal box
                    with bus bars

               o    Space heaters

     Qty. 1 LOT 16V2000-HOUSE-3

          Generator House

          Engine/generator enclosure for three (3) Detroit Diesel 16V2000 power sets consisting of:

               o    Three (3) 10' x 40' Three runner oilfield type skids. Skids

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                    constructed of W18" beam with 1/4" checkered plate flooring.

               o    Three (3) 10' x 38' long roofs (10' clear height). Roofs
                    corrugated panel metal construction.

               o    Installation for three (3) National Oilwell Varco furnished pancake syle muffler systems

               o    One (1) fuel feed manifold with supply line to generator set each skid.

               o    One (1) fuel return manifold with return line to generator set each skid.

               o    Install following National Oilwell Varco furnished equipment on skid extensions:

               o    Two (2) Air Compressors

               o    Two (2) Air Receivers

               o    One (1) Air Dryer

               o    One (1) Cold Start Unit

          Provide piping between air compressors and air receiver and to engine starters.

                                    MUD PUMPS

     Qty. 2 EA. 12-P-160

               NOV model 12-P-160 mud pump, triplex single acting.

               SPECIFICATIONS

               Max. input horsepower         1600HP(1193KW)
               Rated pump speed              120SPM
               Piston stroke                 12"
               Max. working pressure         5000psi
               Max. liner bore               7-1/4"
               Suction connection flange     10"ASA-150lb.R.J.
               Discharge connection flange   6" API-5000lb.R.J.
               Dimension                     5309L x 2889W x 1905H
               Weight                        24810kg

               FEATURES

               o    Forged crank-shaft. Connecting rods and pinion shaft

               o    Roller bearing throughout

               o    Two-piece piston rod allows removal of piston without
                    disturbing liner

               o    Clamp lock liners and piston rod assemblies in place

               o    Full circle spray cools and lubricates liners regardless of pump speed

               o    Metal to metal liner retention

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               o    Herringbone gears

               o    Two piece cylinder modules with complete interchangeability between modules

               o    "Fast Change" valve cover arrangement

               o    External liner spray system

               o    Equipped with 6-1/2" "NOV-Mission" Supreme liners & pistons.

               o    Standard lube system

     Qty. 2 EA.

          Discharge Strainer Cross, complete with:

               o    5" 5000# discharge flange connections

               o    4" 5000# top connection for pulsation dampener

               o    5" 5000# end connection for strainer clean-out

     Qty. 2 EA.

          Flange, 5-1/8" 5000# Blind flange, to match 2-1/16" gauge.

     Qty. 4 EA.

          Flange, 5-1/8" 5000# API 6B Weld neck flange.

     Qty. 2 EA.

          Blind Flange, 5-1/8" 5000# Mod. 6B blind flange.

     Qty. 8 EA.

          Ring Joint Gasket.

     Qty. 2 EA.

          Jib Crane with Trolley only For a 12-P-160 Mud Pump, for handling fluid end expendable parts (only)

     Qty. 2 EA.

          1/2 ton hand hoist for use with Jib Crane

     Qty. 2 EA.

          National Oilwell Varco Shear Pin Type Relief Valve

          3" standard  service pin  shearing  type relief valve with pin of same diameter for 1500-5000psi

     Qty. 2 EA. 1292369

          In-Line Suction Stabilizer for 12-P-160 Pump application.

     Qty. 2 EA. LS-20-5000

          LS-NOW Model Pulsation Dampener.

          Maximum service pressure   5,000 PSI
             Surge capacity:         20 gallons

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          Connection:                4" API 5,000 RTJ
          Diaphragm:                 Hydrogenated Nitrile (installed)

     Qty. 2 EA. Pump Drive

          For 12-160-P mud pump with:

               o    Extended skid frame

               o    Rear mounted dual belt drive

               o    Complete with sheaves, hubs & V-belts

               o    Vertically split belt guards

               For use with YZ08/YZ08A DC motors

     Qty. 4 EA. YZ08/YZ08A

          Motor - Pumps

          Yongji YZ08/YZ08A drilling motor.

          SPECIFICATIONS

               o    Rated power:       1072 HP/800 KW

               o    Rated voltage:     750 V

               o    Rated current:     1150 A

               o    Rated speed:       970 RPM

               o    Rated torque       5925 ft-lb/8033.7 N.m

               o    Max. current:      1600A

               o    Max. torque:       9002 ft-lb/12206.4 N.m

               o    Exciting type      series

               o    Insulation class   H

               o    Cooling type:      Air forced ventilation

               o    Ex-proof type:     Air pressurization

               o    Weight:            7054 lb/3200 kg

          FEATURES

               o    Self excited series field

               o    Single shaft extension with standard hub

               o    Pressurized connection box with bolts for connecting
                    armature & field cables

               o    High current, powerful torque and wide speed adjusting range at constant power

               o    C/W blower driven by 15HP ex-proof AC motor, 460V, 60Hz and
                    230V spacer heater.

     Qty. 2 EA. Mud Pump Master Skid

          Oilfield master skid for mud pump with rear mounted drives. Pump # 1 skid dimension is 13' X 30' and Pump #2 is 12' X 30', each are mounted

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          on a three runner oilfield type skid with the top and ends completely plated with 1/4" plate. Each skid has a sump for containment as well as pipe supports for HP piping lines.

                                   MUD SYSTEM

     Qty. 1 EA. MS-2T-1314BBL

          Mud Tank System - Two Tank, Total Capacity of 1314 BBL / Patent
          Pending

          SHAKER TANK GENERAL DESCRIPTION:

          1.   To be equipped with the Following Equipment:

               A.   Brandt King Cobra Linear Motion Shale Shaker utilizes a
                    Cobra Linear Motion screen deck containing four screens and
                    33.4 sq. ft. screening area and the contour plus deck design with drying panel.

                    Screen area:    33.4 sq. ft., flat screens
                    Screens/deck:   four screens
                    Screen angle:   contour deck design 0 DEG., +5 DEG.,
                                    +5 DEG., +5 DEG.
                    Deck angle:     adjustable from -5 DEG. to +3 DEG.
                    "G" force:      nominal 6.3 G's
                    Electrical:     direct drive, two 2.5 hp canister vibra
                                    motors, 60 Hz, 230/460 volt, 3 phase,
                                    explosion proof

                    Overall dimensions:

                       Length:        120"
                       Width:         65"
                       Height:        69"
                       Weir height:   41"
                       Weight:        4300 lbs.

                    (Screens are not included with shaker) - Left hand

               B.   Brandt King Cobra Linear Motion Shale Shaker utilizes a
                    Cobra Linear Motion screen deck containing four screens and
                    33.4 sq. ft. screening area and the contour plus deck design with drying panel.

                    Screen area:      33.4 sq. ft., flat screens
                    Screens/deck:     four screens
                    Screen angle:     contour deck design 0 DEG., +5 DEG.,
                                      +5 DEG., +5 DEG.
                    Deck angle:       adjustable from -5 DEG. to +3 DEG.
                    "G" force:        nominal 6.3 G's
                    Electrical:       direct drive, two 2.5 hp canister vibra
                                      motors, 60 Hz, 230/460 volt, 3 phase,
                                      explosion proof

                    Overall dimensions:

                       Length:        120"

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                       Width:         65"
                       Height:        69"
                       Weir height:   41"
                       Weight:        4300 lbs.

                    (Screens are not included with shaker) - right hand

               C.   One (1) Degasser Model DG-10, vertical vacuum degasser with
                    60" diameter vessel mounted on an oilfield skid. includes
                    explosion proof 1800 rpm 5 hp motor and starter, suction and discharge piping, and jet nozzle with 1-3/4" bore.

                       Maximum capacity:     1000 gpm.
                       Electrical service:   xp 3 phase 230/460v/60Hz.

               D.   One (1) Desander Vertical Model DSN-3V-10CTX, 3 cone
                    features manifold constructed of 8" sch. 40 pipe mounted on an angle iron base, three (3) 10" diameter CTX desander with grooved end inlet and overflow, desilting capacity of 1500 gpm.

               E.   One (1) Desilter Model DSLR-20GG-4CTX, 20 cone features 24"
                    round manifold constructed of 3/8" plate mounted on an angle iron base, twenty (20) 4" CTX cones with grooved end inlet and overflow, desilting capacity of 1300 gpm.

               F.   One (1) Vertical Centrifugal Pump Model 67065408ITAD0DS,
                    degasser feed/clean out centrifugal 6x5x14 14" impeller
                    1150rpm 60hp vertical centrifugal pump w/dual mechanical
                    seals @18 ppg mud.

               G.   One (1) Vertical Centrifugal Pump Model 670861516IT70DS,
                    desander feed/clean out centrifugal 8x6x11 11" impeller
                    1750rpm 100hp vertical centrifugal pump w/dual mechanical
                    seals @14 ppg mud.

               H.   One (1) Vertical Centrifugal Pump Model67861516IT70DS,
                    desilter feed/clean out centrifugal 8x6x14 14" impeller
                    1750rpm 100hp vertical centrifugal pump w/dual mechanical
                    seals @14 ppg mud.

               I.   Three (3) Agitators 10hp Agitator Model MX-MA10-MTHC, drill mud agitator with 30:1 helical gear speed reducer, cast iron drop bearing housing for shaft support, and 10 hp, 1800 rpm explosion proof c-face motor.

                    Includes shaft 36" long and impeller up to 40" diameter
                    pitched blade impeller.

                       Electrical service:   xp 3 phase 230/460v/60Hz.

          2.   Shaker Tank Overall Dimension Is 55-0' Long X 12-0" Wide.

          3.   Tank will be as follows: (52' 9" long x 10-0' wide x 8' 6" high walls)

               A.   One (1) settling tank (sand trap) double slopped floor
                    114.923bbls

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

               B.   One (1) degasser tank 151.696bbls

               C.   One (1) desander tank 120.608bbls

               D.   One (1) desilter tank 120.608bbls

               E.   One (1) reserve tank #1 161.156

          4.   Shakers are mounted on two individual skids for fast moving and to prevent having to have any fold up or down walk around.

          5.   Walls and partitions are to be fabricated of crimped 1/4" plate.

          6.   Flat bottom floors will be constructed of 3/8" plate.

          7.   Galvanized serrated grating will be installed over the mud compartments, on walkways, on equipment platforms, and on stairs.

          8.   Skid beams will be W12 X 45 PPF A36 for the main mud tank skids.

          9.   The equipment skid to mount the degasser, desander, and desilter is setting on the reserve side of the mud tank with easy mount connection with no support members under the skid to interfere with other equipment possibilities. All 1-1/4 serrated grading will be mounted on the skid.

          10.  Rim line will be constructed of 6" square tubing with 1/2" wall thickness. The rig side of the rim used for transferring mud and jetting each section to the reserve side and displacing mud.

          11.  Rim line will be constructed of 6" square tubing with 1/2" wall thickness. The off-rig side of the rim used for transferring water and 2" outlets provided for shaker, desander and desilter, chemical mixing, and mud mixing area.

          12.  Hinged manways with rung ladders will be installed in all compartments.

          13.  All handrails will be constructed of 1-1/2" square tube with
               3/16" wall thickness and most of the handrails will be designed to stay in place during shipment but lay down to avoid having to rig them up each time.

          14.  Toe plates will be installed on the perimeter of tank and/or walkway and surrounding the cuttings chute.

          15.  Handrails to be furnished around cuttings chute.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          16.  Wedge style dumps to be installed in each compartment off-rig side.

          17.  Shaker tank piped for one (1) desander, one (1) desilter single source pumping, and each compartment will have suction in a sump for transferring and jetting mud.

          18.  Discharge and suction piping will be kept below the grating except where necessary to feed equipment.

          19.  Piping extensions higher than the mud agitators will be connected with a union for quick rig up and rig down.

          20.  All piping up to 6" will be schedule 80 IPS.

          21.  All piping 8" and larger will be schedule 40 IPS

          22.  Mud trough will be sized for 1500gpm.

          23.  All pumps to be mission magnum with dual mechanical seals intended for sucking the tanks dry.

          24.  All butterfly valves will have actuators below the grating with socket adapter for manual operation.

          25.  Where possible butterfly valves to be outside mud tanks and all butterfly valves are above mud level.

          26.  Agitator beams located in three sections of the tank.

          27.  Shaker tank piped for one (1) degasser, one (1) desander, one (1)
               desilter, and each compartment will have suction in a sump for transferring and jetting mud.

          28.  One (1) set of external stairs will be built for shaker tank access with 42" handrails.

          29.  One (1) crossover platform from Shaker Tank to Intermediate Tank
               #1.

          SUCTION TANK GENERAL DESCRIPTION:

          30.  To equipped with the following equipment:

               A.   Two (2) Vertical Centrifugal Pumps Model

               67065408ITAD0DS, __ charging mud pumps and feed/clean out

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               centrifugal 6x5x14, ___ 14" impeller 1150 rpm 60 hp vertical centrifugal pump, ___ w/dual mechanical seals @ 18 ppg mud.

               B.   Two (2) Vertical Centrifugal Pumps Model 670654509ITAD0DS,
                    mix and feed/clean out centrifugal 6x5x14, 14" impeller 1150 rpm 75 hp vertical centrifugal pump, w/dual mechanical seals
                    @ 18 ppg mud.

               C.   Four (4) Agitators 10hp Agitator Model MX-MA10-MTHC, drill mud agitator with 30:1 helical gear speed reducer, cast iron drop bearing housing for shaft support, and 10 hp 1800 rpm explosion proof c-face motor.

                    Includes shaft 84" long and impeller up to 36" diameter and
                    49' diameter in suction #2 pitched blade impeller.
                    Electrical service: xp 3 phase 230/460v/60Hz

               D.   One (1) Mud Hopper Model MH-6-WVT, MUD MIXING HOPPER with
                    venture tube hopper mud 6" with venture features include
                    venture discharge nozzle, jet nozzle, sack cutting table,
                    and hopper isolation value.

          31.  Suction tank overall dimension 55' long x 12'-0 wide.

          32.  Tank will be as follows:

               A.   One (1) suction tank #2 232.275bbls

               B.   One (1) reserve tank #2 135.427bbls

               C.   One (1) suction tank #1 156.269bbls

               D.   One (1) premix (pill) tank 121.42bbls

          33.  Mud tank measurement 46'-3/4"long x 10-0" wide.

          34.  Walls and partitions are to be fabricated of crimped 1/4" plate.

          35.  Flat bottom floors will be constructed of 3/8" plate.

          36.  Galvanized serrated grating will be installed over the mud compartments, on walkways, on equipment platforms, and on stairs.

          37.  Diamond checkered thread plate will be installed on the hopper floor and on the tank top over the hopper porch.

          38.  Skid beams will be W12 X 45 PPF A36 for the main mud tank skids.

          39.  Rim line will be constructed of 6" square tubing with 1/2" wall thickness. The rig side of the rim used for transferring mud and jetting each section to the reserve side and displacing mud.
               Hinged manways with rung ladders will be installed in all

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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               compartments.

          40.  Rim line will be constructed of 6" square tubing with 1/2" wall thickness. The off-rig side of the rim used for transferring water and 2" outlets provided for shaker, desander and desilter, chemical mixing, and mud mixing area.

          41.  All handrails will be constructed of 1-1/2" square tube with
               3/16" wall thickness and most of the handrails will be designed to stay in place during shipment but lay down to avoid having to rig them up each time.

          42.  Toe plates will be installed on the perimeter of tank and/or walkways.

          43.  Wedge style dumps to be installed in each compartment.

          44.  All pumps to be mission magnum with dual mechanical seals intended for sucking the tanks dry.

          45.  Suction tank piped for one (1) mud hopper, two (2) charging pumps, and each compartment will have suction in a sump for transferring and jetting mud.

          46.  All piping up to 6" will be schedule 80 IPS.

          47.  All piping 8" and larger will be schedule 40 IPS

          48.  All four (4) compartments will be agitated.

          49.  Overflow and underflow pipes will be fitted with hammer seal unions.

          50.  All butterfly valves will have actuators below the grating with socket adapter for manual operation.

          51.  Where possible butterfly valves to be outside mud tanks and all butterfly valves to be above mud level.

          52.  One set of stairs to tank will be built for the suction tank access with 42" handrail.

          Paint System:

          Blasted and primed with epoxy inside and out and painted with enamel hardener.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     Qty. 1  1490413

          Caustic Barrel

          National Oilwell Varco Caustic Barrel, telescoping.

     Qty. 1  1490308

          Mud Check Station

          National Oilwell Varco Mud Check Station with sink.

     Qty. 1 EA. PBDG-48

          Poor Boy Degasser

          48" OD X 15 ft. long Poor Boy Degasser, skid mounted.
          Skid suitable for also mounting optional choke kill manifold).
          TO MOUNT ON COMMON SKID WITH TRIP TANK ASSEMBLY.

     Qty. 1 EA.

          Trip Tank Assembly - 100 BBL

          Trip tank assembly, skid mounted, constructed.

          TO MOUNT ON SAME SKID AS POOR BOY DEGASSER.
          (Two pump assemblies from below, to be mounted and piped on skid)

     Qty. 1 EA.

          Brake Water Cooling Unit

          Brake water cooling unit. Cooling system consist of a water tank integrated into the drawworks master skid, with piping, mounting for
          (2) 3x2x13 circulating pumps, and a heat exchanger. Heat exchanger is cooled with rig water.

     Qty. 2 EA. 61373-2

          Brake Water Cooling Pump

          3x2x13 Mission Magnum pump with 13" impeller, mechanical seal, 3ph,
          60hz, 460V, 25 HP, explosion proof motor. Mounted on a low profile channel base.

          Elevation of centerline of assembly 12-15/16".

     Qty. 4 EA. 323280081-2

          Trip Tank & Water Transfer Pump

          3x2x13 Mission Magnum I pump with 11" impeller, mechanical seal, 3ph,
          60hz, 460V, 25 HP, explosion proof motor.

          Elevation of centerline of assembly 15".

     Qty. 1 EA WT-400BBL

          400BBL Water Tank

          General Construction:

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

               o    3 runner wide flange oilfield skid

               o    3/8" flat plate bottom

               o    1/4" v-crimp walls

               o    Open top design

               o    1/4" floor plate on skid extension

               o    Ladder rungs inside & out

               o    4" drain with butterfly valve

               o    10'-0" wide x 7'-0" deep x 32'-8" long mounted on a 42'-0"
                    long skid- provision for transfer pumps located on skid
                    porch.

               o    400 BBL Cap.

                            HIGH PRESSURE MUD PIPING

     High Pressure Mud Piping System

     Qty. 1 EA.

          The system will be fabricated as per NOV drawings.
          Spec of valves.

               o    4"-5000PSI W.P. gate valve

               4" 5000psi buttweld mud gate valve for H2S.

               o    2"-5000PSI W.P. gate valve

          2" 5000psi weldneck mud gate valve for H2S, API 6A, flanged with ring grooves lined.

     Qty. 3 PKG

          Vibrator Hose w/Nitrile Lining

          4" X 12' X 10,000 PSI test pressure/5,000 PSI working pressure vibrator hose with 4" NPT male threads on each end and a safety clamp
          & chain each end.

     Qty. 1 EA.

          Rotary Hose w/Nitrile Lining
          3-1/2" X 75" X 10,000 PSI test pressure/5,000 PSI working pressure rotary hose with 4" NPT male threads each end and a safety clamp &
          chain each end.

                         BOP CONTROL AND CLOSING SYSTEM

     Qty. 1 EA. MB200-11BT3

     1.   Type80, M-SERIES accumulator module MODEL MC220-11BT3, in accordance with API RPI6E/16D, consisting of:

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          (a)  Twenty Two (22) - eleven (11) gallon 3,000 PSI working pressure bladder type accumulators. The accumulator shell is manufactured from a single piece of chrome molybdenum steel and is free from joints, seams or welds. The top loading design permits field repair without voiding the certification. The accumulator
               assembly is tested to 4,500 PSI. This vessel meets USCG, API and other agency requirements. Accumulators are provided with ASME
               u-1a certificates and may be certified by other agencies if required at the time of order.

          (b)  Four (4) - 4-1/2" OD machined steel accumulator manifolds. These manifolds are free from welds, seams or joints and meet
               requirements for working pressure up to 5,000 PSI. The
               accumulator manifolds are each equipped with an isolation and bleed valve to permit isolation of approximately twenty five percent (25%) of the accumulators for maintenance or checking pre-charge while maintaining the remaining accumulator capacity in operation. Space is provided for mounting up to twenty four
               (24) accumulators.

          (c)  One (1) - 3500 PSI pressure relief valve set at 3,300 PSI i.e 10%
               above the working pressure of accumulator pressure to prevent over pressurizing the accumulators and pump systems and is self resetting, to comply with API RPI6E/16D specifications.

          (d)  One (1) - 350 gallons fluid reservoir complete with baffles, 4"
               inspection ports, metal protected sight level gauge, air vent and
               14" cleanout man way. The reservoir is provided with a tank flange for installation of low pressure fluid level alarm. Space is provided for up to six (6) manifold valves and one (1) annular valve.

          (e)  One (1) - 5 station machined unit mounted hydraulic control manifold rated at 5,000 PSI working pressure. The machined manifold is free from welds, seams or joints and is used to supply hydraulic pressure to the hydraulic control manifold function valves.

          (f)  One (1) - alternate source valve for introduction of hydraulic fluid from an alternative pump sources to comply with API
               RPI6E/16D requirement. This valve is plugged when not in use.

          (g)  The assembly is complete with 1" schedule 160 piping rated for
               5,000-PSI working pressure. Assembled on a welded structural steel skid with mounting provisions for electric pump, air pump, hydraulic control manifold and interface modules described in the following paragraphs of these specifications.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     1.1  T-series electric pump module model UET50HT460. This module is mounted on item 1 of these specifications and is used to pump fluid stored in the reservoir at atmospheric pressure, up to 3000 PSI to charge the accumulators and operate the BOP stack functions as per API RP16E/16D, consisting of:

          (a)  One (1) - positive displacement reciprocating triplex plunger pump with 1-1/4" plungers.

          (b)  One (1) - nominal ratio mechanical chain and sprocket drive assembly encased in an oil bath type chain guard.

          (c)  One (1) - 50 horse power, 1775 rpm, 3 phase, 60 hz, 460v explosion proof electric motor, suitable NEMA frame, horizontal mount.

          (d)  One (1) - NEMA explosion proof electric motor starter with off/auto mode selector switch and 3 phase over current protection and auxiliary contact to operate "pump running" light in remote panel, ul listed.

               Note: electric motor, starter & pressure switch are approved for installation in hazardous zones as identified in API RP 500 Class
               1, group D, Division 1. Starter to motor wiring is 4 conductor, hexane insulated flexible armored cords with gland entries.

          (e)  One (1) - explosion proof electric dual adjustment pressure switch set to automatically stop the pump when system pressure reaches 3000 PSI and restart the pump when system pressure drops to nominal 2700 PSI.

          (f)  Complete with 2-1/2" 20 mesh suction strainers and 1-1/2", 5000
               PSI working pressure discharge check valve.

          Note: The output flow is 19.70 gpm

     1.2  T- series air pump module model UA8546-TB. This unit is mounted on item 1 of these specifications and is used in conjunction with the primary electric pump to meet API RP16E/16D requirements, consisting of: -

          (a)  Four (4) - 8-1/2" air motor driven 60:1 ratio pumps with self-adjusting packing. This assembly produces approximately 20.0 gpm at mid range pressure of 2000 PSI and 15.6 gpm at 3000PSI with 125 PSI of air supply.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          Note: Minimum air supply pressure required for operation of air pump without stalling is 50 PSI.

          (b)  One (1) - hydro-pneumatic pressure switch set at 2900 PSI to shut the air pump off at normal operating pressure. The pumps will automatically start again if system pressure falls approximately
               400 PSI.

          (c)  One (1) - 1" air control manifold with four (4) pump shut - off valves, inlet air filter, air line lubricator, air pressure gauge and 1" npt female customer inlet connection.

          (d)  Four (4) - 20 mesh suction inlet strainers.

          (e)  Four (4) - 1/2" 5000 PSI working pressure discharge check valves.

     1.3  M-series hydraulic control manifold module model UMGT2RB06P10 mounted on item 1 of these specifications, consisting of:

          (a)  One (1) - air motor driven, sub plate mounted 1500-0-10, 1"
               ported, low dead band pressure reducing and regulating valve for controlling annular regulated pressure. This regulator features failsafe remote control capability through a pneumatic motor gear drive assembly and additionally provides manual adjustment at the regulator should pilot pressure for remote control be
               interrupted. The regulator will respond to pressure changes on the down stream side with sensitivity sufficient to maintain the set pressure within +- 150 PSI as per requirements of API
               RP53/16D. This regulator is automatically limits maximum outlet pressure to 1500 PSI which is within the manufacturer
               specifications for all annular preventers except the Cameron type
               "d".

          (b)  One (1) - sub plate mounted, 1500-0-10 1" ported, pressure reducing and regulating valve for controlling manifold regulated pressure to the ram type preventers and/or hydraulic actuated choke and kill line valves. This regulator is manually adjusted and limits maximum outlet pressure to 1500 PSI during normal operation. Maximum outlet pressure of 3000 PSI is available upon request however the manifold regulator bypass serves the purpose.

          Note: The regulators are all stainless steel fitted, linear shear seal type valves with increased flow rates and 5000 PSI rated working pressure bodies.

          (c)  Two (2) - 25 micron filters. One is installed in supply line to each hydraulic regulator.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          (d)  One (1) - 1" size stainless steel fitted, 4-way, 3 position manually operated rotary shear seal selector valve rated for 3000
               PSI WP for controlling pressure to open and close the annular preventer. This valve is isolated from the manifold valve circuit and receives supply pressure from the annular regulator.

          (e)  Five (5) - 1" size stainless steel fitted, 4 way, 3 position manually operated rotary shear seal selector valves rated for
               3000 PSI working pressure to control pressure to open and close ram preventers and/or hydraulically actuated choke and kill line valves.

          (f)  One (1) - shear/blind ram guard mounted on the 4 way valve to prevent accidental operation of the shear/blind ram.

          (g)  One (1) - 1" size, 4-way, 2 position manually operated rotary shear seal 3000 PSI WP. by-pass valve for operation of the manifold regulator by-pass function. This valve allows selection of regulated pressure or 3000 PSI (full accumulator pressure) to the manifold valves for emergency operation of the ram type preventers.

          (h)  One (1) bolt on gauge panel assembly with snubber oil consisting of:-

               o    accumulator pressure gauge 0-6000 PSI (0-42000 KPA), 6"
                    face, glycerin filled, panel mount, dual scale.

               o    manifold regulated pressure gauges 0-10000 PSI (0-70000
                    KPA), 6" face glycerin filled, panel mount dual scale.

               o    annular regulated pressure gauge 0-3000 PSI (0-21000 KPA),
                    6" face glycerin filled, panel mount, dual scale.

          (i)  One (1) - 10000 PSI working pressure manifold bleeder valve for bleeding system pressure to the reservoir when required for maintenance.

          (j)  One (1) - manifold self resetting relief valve set at 5500 PSI.

          (k)  Supply piping and outlet pipes to the preventers for 5000 PSI working pressure.

     1.4  A-series interface module model IA2-AOPRB06 this module permits pneumatic remote control of the manifold functions from two remote panels. It is mounted on item 1 of these specifications as per API
          RP16E/16D, consists of:-

          (a)  Six (6) - 3" x 2" air cylinders complete with mounting brackets plumbing items and fittings installed on the 4-way rotary shear

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

               valves on the manifold module for remote operation of the BOP stack functions.

          (b)  One (1) - air cylinder complete with mounting brackets, plumbing items and fittings installed on the by-pass valve for remote operation of the manifold regulator by-pass function.

          (c)  One (1) - annular regulator pneumatic drive installation kit consisting of:-

               o    two (2) - quick exhaust air valves.

               o    One (1) - air pressure regulator with gauge.

               o    One (1) - air lubricator.

               o    One (1) - manually operated air directional control valve, spring centered with air pilot operators for remote control and local increase/decrease control.

          (d)  One (1) -air shuttle valve assembly with two junction box assemblies to interface with the remote panels. One (1) 3-way air transmitter assembly for remote indication of annular pressure, manifold pressure and accumulator pressure to the driller's panel.

          (e)  Three (3) - air pressure regulators to control instrument air pressure to each air transmitter.

          (f)  One (1) - float operated explosion proof switch installed in the fluid reservoir actuated by low fluid level. The switch is hardwired to the interface junction box using cable glands and armored cable rated for division 1 hazardous installation.

          (g)  One (1) - explosion proof cast enclosure suitable for division 1 installation containing:

               o    Pressure switches for remote indicator lights and alarms
                    for:

                    o    low accumulator pressure.

                    o    low reservoir fluid level.

                    o    low air supply pressure.

          (h)  One (1) - alarm control circuit installed in the explosion proof enclosure. An alarm condition will cause the appropriate warning light to flash and the horn to sound at the unit and tool pusher panel. Depressing the alarm acknowledge button on the panel will silence the horn and cause the warning light to remain steady.
               The warning remains lit until the condition that caused the alarm is corrected.

     1.5  Graphic air operated driller remote control panel aogprb06-fc with

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          graphic illustration of bop stack to meet API RPI6E/16D, consisting of:-

          (a)  Six (6) 1/4" spring centered, 4-way control valves for operation of the preventers and hydraulically operated gate valves.

          (b)  One (1) - 1/4" spring centered 4-way control valve for remote operation of the bypass/internal override function.

          (c)  One (1) - 1/4" spring centered 4-way valve with lubricator and air regulator for increase/decrease control of the annular pneumatic motor driven hydraulic regulator.

          (d)  Four (4) - gauges: - one (1) 0-300 PSI air pressure, and three
               (3) receiver gauges, one (1) 0-3000 PSI annular pressure, one (1)
               0-6000 PSI accumulator pressure and one (1) 0-10000 PSI manifold pressure.

          (e)  One (1) - master air safety valve which must be operated before the driller can operate any of the preventers.

          (h)  One (1) - alarm box consisting of:

               o    One (1) - light indicator to indicate electric "pump
                    running".

               o    One (1) - "lamp test" push button.

               o    Three (3) - indicator lights to indicate following alarm
                    conditions:-

                    o    low accumulator pressure.

                    o    low reservoir fluid level.

                    o    low air supply pressure.

                    o    standby power on.

               o    One explosion proof warning horn.

               o    One (1) - alarm acknowledges pushbutton switch. An alarm
                    condition will cause the appropriate warning light to flash and the horn to sound at driller's panel. Depressing the
                    alarm acknowledge switch will silence the horn and cause the warning light to remain steady. The warning light remains
                    lit until the condition that caused the alarm is corrected.

               o    One (1) exf -10 explosion proof male receptacles for
                    connection of the electric control cable to unit junction
                    box alarms.

          (f)  One (1) - air junction box fixed plate JGF-24 mounted on the remote panel for connection to the junction box hose plate on the air cable.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          (g)  One (1) - filter, lubricator assembly.

          (h)  Free-standing cabinet panel complete with lubricator and all air valve, fittings, and connections.

     1.6  Interconnect air hose bundle assembly model 150JG19JG. This unit interfaces the driller remote control panel to the air junction box of the interface module located on the accumulator unit, consisting of:-

          (a)  Two (2) - 24 air junction box hose plates (one assembled on each end of the air hose bundle).

          (b)  One (1) - one hundred fifty (150) ft. Length of 19 lines air hose bundle, each line is a 3/8" o.d. polyethylene air tube. All lines are encased in a flame resistant polyvinylchloride sheath.

     1.7  Interconnect electric cable assembly model 150-OO10XF with explosion proof connectors on one end and hardwired on accumulator unit alarm junction box at other end used to connect tool pusher panel to interface module located on the accumulator unit, consisting of:

          (a)  One (1) - exf 10 explosion proof female connector to connect to the tool pusher panel female receptacle and unit mounted junction box.

          (b)  One hundred fifty (150) ft.10 conductor cable with 16 AWG standard copper and insulated wires encased in sheath.

     1.8  Graphic air operated tool pusher remote control panel AOGORB06-FC with graphic illustration of bop stack, consisting of:-

          (a)  Six (6) 1/4" spring centered, 4-way control valves for operation of the preventers and hydraulically operated gate valves.

          (b)  One (1) - 1/4" spring centered 4-way control valve for remote operation of the bypass/internal override function.

          (c)  Four (4) - gauges: - one (1) 0-300 PSI air pressure, and three
               (3) receiver gauges, one (1) 0-3000 PSI annular pressure, one (1)
               0-6000 PSI accumulator pressure and one (1) 0-10000 PSI manifold pressure.

          (d)  One (1) - filter, lubricator assembly.

          (e)  One (1) - master air safety valve which must be operated before the driller can operate any of the preventers.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          (f)  One (1) - air junction box fixed plate JGF-24 mounted on the remote panel for connection to the junction box hose plate on the air cable.

          (g)  Free-standing cabinet panel complete with lubricator and all air valve, fittings, and connections.

     1.9  Interconnect air hose bundle assembly model 150JG19JG. This unit interfaces the driller remote control panel to the air junction box of the interface module located on the accumulator unit, consisting of:-

          (a)  Two (2) - JGH24 air junction box hose plates (one assembled on each end of the air hose bundle).

          (b)  One (1) - one hundred fifty (150) ft. Length of 19 lines air hose bundle, each line is a 3/8" o.d. polyethylene air tube. All lines are encased in a flame resistant polyvinylchloride sheath.

     1.10 Twelve (12) - 1" x 15 ft, 3000 PSI fire resistant bop hose.

     1.11 Twelve (12) - 1" x 25 ft, 3000 PSI fire resistant bop hose.

     1.12 One (1) - 22 pro-12 pipe rack assemblies mounted on side junkbin/bop closing unit skid. Each pipe rack consists of 12 numbers of
          1'x22'-7-1/4" pipe with 1"fig 602 hammer union halves on each ends.

     1.12 Thirty six (36) - 1" fig 602 hammer union.

     1.13 0902-0100 - charging and gauging assembly to aid in pre-charging of the accumulator bottles consisting of: Air chuck, adapter, gauge, tank valve, swivel connector, hose, coupler, nut and bleeder valve.

     1.14 902-0300 - bladder pull rod. This item enables easy replacement of the separator bottle bladder.

     1.15 0902-0200 - valve core tool. This item enables easy removal and installation of the valve cores.

     1.16 0902-0400, spanner wrench

     1.17 All the above will be mounted on the JunkBin/BOP Closing Unit transportation skid.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

                           CONTROLS & INSTRUMENTATION

     Qty. 1 EA Ideal Rig Control & Instrumentation System

          For 1500HP IDEAL Rig System Land Rig

          The Ideal Rig Control System provides conventional control for DC motors and machinery, plus many efficiency and safety enhancing features found in more sophisticated integrated control systems.

          The Drillers Console is ergonomically designed and manufactured with a stainless steel frame and 304 stainless steel facial panels. The console contains the following equipment:

               o    Drawworks Controls

               o    Pump Controls

               o    Rotary Table Controls

               o    Cathead Controls

               o    Weight Indicator

               o    Driller's Meter Panel

               o    Driller's Display Panel

               o    Emergency Stop

          Much emphasis has been placed on console layout and ease of operation and as a result this user-friendly product requires no special operator training. There are no hydraulic components in the driller's console.

          Driller's Meter Panel

          The Driller's Meter Panel (DMP) provides additional analog and digital indication of the main drilling parameters on conventional analogue meters and digital readouts. The operation of this panel is independent of the DDP and as such it provides full display redundancy. For the Ideal Rig, meters indicate Hook Load, Stand-Pipe
          Pressure, Tong Torque, Rotary Table Torque, Rotary Table RPM, Mud Pump
          #1 SPM, Mud Pump #2 SPM and trip tank indicator.

          Driller's Display Panel

          The Driller's Display Panel (DDP) is a color touchscreen display that is used for SDAQ Drilling Information System. The unit is fully ruggedized for drill floor operation. Requires 110v AC 60Hz rig supply.

          DDP Specifications:

          o    15" Active Matrix Color LCD

          o    1024 x 768 Resolution XGA LCD screen

          o    400 cd/m2 minimum brightness

          o    Console mounted

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          o    Weight: 20kg

          o    Dimensions: 420(L) x 200(W) x 410(H)mm

          The Ideal Auto Driller & Brake Control Safety System

          This system incorporates remote braking, kinetic energy monitoring and automatic drilling systems. The control system features:

          o    Joystick Control of Disc Brakes and Eddy Current Brake.

          o    Floor and Crown Block protection.

          o    Block Speed Limiting.

          o    Soft Stop at Crown & Floor.

          o    Emergency stop.

          o    Auxiliary Brake Monitoring.

          o    Weight on Bit Auto Drilling

          o    Rate of Penetration Auto Drilling

          The Ideal Auto Driller & Brake Control Safety System is a complete system hardware package and is supplied with all materials (except cables), required to effect its installation, including:

          o    Safe Area Signal Conditioning Unit

          o    Safe Area Power Supply Unit with Battery Back Up

          o    Control / Display Unit

          o    Intrinsically Safe Spear Shaft (Drillers offside) mounted Height
               Sensor.

          o    Intrinsically Safe Weight Sensor

          o    Audible Alarm

          o    Main Brake/Clutch Solenoid

          o    Safe Area Auxiliary/Electric Brake Interface

          o    Safe Area Drawworks on/off throttle relay

          o    Installation kit including, junction boxes, cable glands, hoses, fittings, mounting brackets and associated fasteners.

          1.   Remote Braking

          The joystick control system provides electronic over hydraulic operation of the disc brakes. The joystick is a "dead man" type device. The service calipers are fully applied with the joystick in the spring returned position. Center to forward on the joystick gradually releases the brakes, with the maximum joystick stroke fully releasing the brakes. When the operator releases the joystick it springs forward, fully applying the service brakes. To assist the driller the console is fitted with dual hydraulic pressure gauges which indicate both driller side and off driller side brake caliper pressures.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          2.   Kinetic Energy Monitoring

          The kinetic energy monitoring system monitors the load, speed and position of the traveling block and when required operates the drawworks brakes, clutches and motors to bring the traveling block to a controlled stop within preset limits of travel. Interfaces are included for operation of the drawworks auxiliary brake; service and emergency / park brakes and clutches as well as the drawworks drive motor/s. During downward travel, the system measures the total hook load to determine a safe velocity profile for downward motion. As the blocks descend and speed is gained, the auxiliary brake is engaged to bring the block speed within the safe velocity profile. This process continues until the block comes to rest at, or just above, the bottom limit of travel. However, should the auxiliary brake fail to control the descent as requested, then the system will assume an auxiliary brake fault and will immediately actuate the service and emergency /
          park brake calipers in an effort to bring the blocks to a controlled stop. Should the speed be at or below 6" per second at the lower limit the system assumes that the driller has control and will allow him to proceed below the lower limit at this speed. Should the speed increase to above 6" per second the system will immediately actuate the service and emergency / park brake calipers.

          When traveling upwards the system assesses upward velocity and hook load and, when required, will switch off the drive to the drawworks motors and at the same time it shall apply, momentarily, the Elmagco brake to bring the drawworks and traveling block assembly to a standstill at, or just below, the upper limit of travel. Just before the blocks come to a stop the service and emergency / park brake calipers are also set to prevent any subsequent, unwanted, downward motion. An override facility is available on the drillers console to allow upward travel beyond the upper limit. This override requires that the driller operates a spring return pushbutton and speed does not rise above 12" per second.

          3.   Auto-Drilling

          The auto drilling system provides a simple, user-friendly auto-driller that can control hook load and hence weight on bit (WOB),
          automatically. Additionally the unit can be set to auto-drill in Rate of Penetration (ROP) mode for "top-hole" or other specific drilling applications.

          In WOB operation the system compares the actual bit weight to the desired bit weight releasing the drawworks brakes to feed off drill line. As this is happening any increase in bit weight is compared to the

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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          corresponding movements of the drawworks drum. In this way the system continuously monitors the relationship between drawworks rotation and the transfer of weight from the hook to the bit. The frequency and duration of the brake release cycle is then controlled to provide optimum ROP while ensuring that bit weight is kept at a constant level.

          In ROP operation the system acts as a block lowering speed control device. The block will descend at the desired rate set by the operator. Additionally the system will automatically stop and reset itself to zero ROP should a preset WOB be exceeded in this mode.

          4.   DISPLAY PARAMETERS

          o    Ton Miles

          o    Hook Load

          o    Block Speed

          o    Height from Floor

          o    Rate of Penetration / Weight on Bit

          o    Brake Caliper Hydraulic Pressure (Electrical Gauge)

          o    Set-up Menu

          o    Maintenance Menu

          Ideal Auto-Driller & Brake Control Safety System - Features and
          Benefits

          The system ensures safe block speeds and progressive, shock free stops should the floor and crown limits be exceeded. Should the Baylor brake be requested to slow the traveling block and fail to do so the main brakes will be applied regardless of block height.

          The joystick allows the driller to be located at an ergonomically efficient location on the rig floor without the need for complicated mechanical linkages. This affords the Driller a superior view of what is happening on the rig floor and racking board and gives flexibility to optimizing the rig floor layout.

          The joystick removes the requirement for continuous operation of the traditional, heavy brake handle. The repeatability of Ideal
          Auto-Driller provides maximum rate of penetration whilst guarding against overweighting of the drill bit. These features reduce driller fatigued and enable him to more alertly focus on the safety and efficiency of the drilling operation.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          Simplicity is a prime user criterion in the system design. The intuitive controls are self-explanatory. Minimal training is required to operate and run the system.

          SDAQ Drilling Information System

          The SDAQ monitors and displays drilling parameters and related alarm functions on the DDP. Information is displayed in analog or digital formats, as selected by the driller. The standard Ideal Rig configuration monitors the same parameters monitored on the Driller's
          Meter Panel, plus pump stroke counters, rig air pressure and HPU pressure.

          The SDAQ can also distribute real time drilling information to other devices connected to the system network, including other terminals on the rig location (safe or hazardous area), M/D Totco RigSense, or remote monitoring services connected to the rig via modem.

          Sensors

          The following sensors are supplied on the Ideal Rig to provide feedback for the Driller's Meter Panel, the Ideal Auto-Driller and the
          SDAQ systems. All sensors are intrinsically safe.

          1.   Hook Load Sensor (EEx Zone 1). Solid state, strain gauge pressure transmitter, 4 to 20 mA. Range 0 to 1080 PSI to suit deadline sensator.

          2.   Mud pressure sensor (EEx Zone 1). Solid state, strain gauge pressure transmitter, 4 to 20 mA. Range 0 to 5000 PSI.

          3.   Rotary/Top Drive torque sensor. Split core current transformer, 4 to 10 mA. Range and calibration nominally 0 to 1000 amps
               (Adjusted to suit rig).

          4.   Mud pump SPM sensor 9EEx Zone 1). Inductive proximity switch,
               NAMUR digital output.

          5.   Rotary/Top Drive RPM sensor (EEx Zone 1). Inductive proximity switch, NAMUR digital output.

          6.   Height/ROP sensor (EEx Zone 1). Digital shaft encoder with quadrature output, 250 pulses per drawworks resolution.

          7.   Tong torque sensor (EEx solid state, strain gauge pressure transmitter, 4 to 20 mA. Range nominally 0 to 2000 PSI (Adjusted to suit rig).

          8.   Tension load cell 25k - for tong torque, utilizes item #7 for signal transmission.

          Signal Conditioning Unit (SCU)

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          The sensors are connected to remote I/O in the SCU, inside the SCR house. Remote I/O is equipped with barriers and marshalling components for field terminations. Cable to the Control Cabinet is included.

               Specifications:

               Weight       Approximately 100 lbs
               Dimensions   600mm x 600mm x 300mm
               Electrical   110-220VAC, 50/60 Hz

     Qty. 1 EA. WL100

          KINNECOR / LANTEC Wireline Winch

          Stand mounted winch, with 5.5" dia. barrel, 16" dia. flange, 20" long and cable dia .092" performance based on motor torque of 5,888 LB. IN.
          @ 68RPM:

          Drum holds 34,800 T of cable on 57 layers.  (outfitted with 25,000 ft, stainless steel line)

          Bare drum line pull = 2,100 LB @ 100 FPM
          Mid drum line pull = 990 LB @ 210 FPM
          Full drum line pull = 740 @ 282 FPM

                                   AIR SYSTEM

     Qty. 2 EA. HP75 Air Compressor

          Ingersoll-Rand Model HP75 air compressors

               Type                  Oil flooded screw air compressor
               Model                 75 HP
               Capacity              299CFM
               Rated pressure        140PSI
               Power supply          480V/60Hz/3Ph
               Cooling method        Air cooled
               Ambient temperature   <46[_]C

          SCOPE OF SUPPLY:

          Air compressor mounted on air receiver, main electric motor, modulation system, oil cooler, after cooler, air filter, oil filter, water/gas separator, electrical control system, piping, enclosure, etc.

     Qty. 1 EA. LD-0.8/10

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          Cold Start Unit

          Two-stage cold start compressor unit, belt drive, guard skid with 301 cc gasoline fuel engine.

     Qty. 2 IR85D

          Ingersoll-Rand Model IR85D air dryer.

               o    Model                      IR85D

               o    Capacity                   7.5 M3/min.

               o    Max. inlet temperature     66DEG. C

               o    Filtering capability Oil   0.5ppm

               o    Particle size              1u

     Qty. 2 EA. VAR-53CF-PI

          53CF vertical air receiver with ring base. The 400 gallon receiver is
          ASME coded and stamped fro 165 PSIG working pressure. Finish is factory standard.

          36"OD x 98"L

          Air Accessory Kit consist of

               Pressure Relief Valve
               Pressure Gauge
               Automatic Drain

     Qty. 1 EA.

          32CF Horizontal air receiver with mounting feet. The 230 gallon receiver is ASME coded and stamped for 165 PSIG working pressure.
          30"OD, 84" length. With accessory kit.

          Air Accessory Kit consists of:

               Pressure Relief Valve
               Pressure Gauge
               Automatic Drain

     Qty. 2 EA. QJ200-5B

          Model QJ200-5B Utility air winch. Five (5) ton capacity.

          Air winch consisting of the following features:

          1.   Key part, piston air motor and adopts dual supporting structure making a more smoothly and efficiently operation.

          2.   Unique design lubrication system of motor valve core makes a more thorough lubrication and a more dependable winch.

          3.   Air distribution valve box is grouped with motor body, making it easier to replace quick-wear parts.

          4.   High starting torque allows for start-up with load.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          5.   Equipped with automatic brake system and hand brake.

          6.   Automatic brake mechanism integrated in air motor valve box allowing one handle control for lifting, lowering and braking.

          Technical Parameters

          Working Pressure                  0.5 - 0.9 MPa   72 - 130 psi
          Maximum Line Pull (first layer)            50kN     5.5 US ton
          Maximum rope speed                     35 m/min   114.8 ft/min
          Air Consumption (7atm)                 3 m3/min    800 gal/min
                      Rated Power                    15kW           20hp
          Air motor   Piston Stroke                  76mm            3in
                      Cylinder number                   5              5
                      Diameter                      220mm          8.7in
          Drum        Width                         435mm        17.1 in
                      Diameter of flange            485mm           19in
          Rope Storage                               120m         393 ft
          Rope Diameter                          15.875mm          5/8in
          Overall Length                           1300mm           51in
          Overall Width                             940mm           37in
          Overall Height                            985mm           39in
          Weight                                    620kg         1370lb

     Qty. 1 EA. 8CF

          8 c.f. horizontal air receiver, 60 gallon, ASME coded and stamped to accept minimum 165 PSIG working pressure.

          20" OD x 48" Length

                                   FUEL SYSTEM

     Qty. 1 LOT FT-400-BBL-CYL
          Cylindrical fuel tank, having a 400 BBL capacity, saddle mounted on a three runner skid with oilfield type skid ends for tailboarding. Tank includes one 20" OD manway, ladder rungs inside and out, one (1) 2"
          vent, one (1) 4" fill connection, and one (1) 4" drain and one (1)
          sight level gauge.

          Skid extension decked with 1/4" checkered plate to accommodate fuel transfer pump and one fuel filter.

          Pump and filter quoted separately.

     Qty. 1 EA. K-FF1081

          National Oilwell Varco Model FS-1081 Fuel Filter System

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          This filter package is a three-stage filter type. There is a prefilter to remove dirt, a coalescer element to form dissolved water into droplets and separator element to make the water droplets drop out of the fuel.

          PREFILTER:

          Contains a quantity of three pleated paper filter elements each rated to remove solids to five (5) microns. The three elements will hold approximately twenty pounds of dirt before time to change out the elements. The purpose of the prefilter is to trap solids or dirt before they can reach the coalescer.

          COALESCER:

          Contains a quantity of two coalescer elements and two separator elements. The purpose of the coalescer element is to separate the water from the fuel by forming the water into droplets so that the water will fall out of the fuel by gravity. The purpose of the separator element is to repel any droplets that do not fall out of the fuel. This tank has an automatic drain valve to let the separated water out. This is what is commonly referred to as two-stage separation. It is important to remember that even though the coalescer and separator elements will remove dirt, their primary function is to remove water. Rated to remove water to 5 parts per million or
          99.999995%.

          DIESEL FUEL TRANSFER PUMPS

          Two packages each having a Roper 2AM21 gear pumps with built in relief valve, rated at 35-39 GPM mounted on a base with a flexible coupling,
          OSHA coupling guard and a 3 HP, 1800RPM, explosion proof motor,
          230-460Volts, 3 phase, 60 cycle.

          MOUNTING:

          These two filter tanks along with the two pump packages are mounted on a base, piped with valves for series flow through the tanks or to bypass the filters. The pumps will be manifold together so that product can flow through either pump while the other pump is operating. Pressure gauges are mounted on each of the tanks to measure pressure drop and know when to change filters. The system will also include an automatic drain for water, and all necessary valves, unions etc. to make it a complete functional unit. The system only requires a hose from the main fuel storage and a hose to the day tank. The total unit is painted with a two-part catalyst setting epoxy.

                                ELECTRICAL RIG-UP

          Electrical materials, supervision, electrical rig-up, welding, and rig down.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          LIGHTING SYSTEM - 120Volt 60 HZ

               1.   Mast, Racking Board, Crown and Obstruction Lighting

               2.   Rig Floor - Drawworks Lighting

               3.   Pipe Rack and Area Lighting

               4.   Substructure Lighting

               5.   Mud Pump Lighting

               6.   Generator Skids

               7.   Doghouse

               8.   Water Tank

               9.   Brake Cooling Tank

               10.  Hydraulic Unit Skid clamps, safety cables, and stringer, and whips.

               11.  BOP Skid

               12.  Work Shop

               13.  Fuel Tank Skid

               14.  Suction Tank, 3 - AC Generators 600 Volt 60 HZ

               15.  Agitator Tank

          All fixtures to be completed outfitted with plugs and receptacles, cable

          GENERATOR POWER AND CONTROL CABLES

               1.   A/C power and control cables to connect generators to SCR
                    House

               2.   Control cables for generators

               3.   Glastic plate for cable entrance @ generator

               4.   Cable Trays included

          D.C. MOTOR POWER AND CONTROL CABLES

          Mud Pumps Motors (4)
          Drawworks Motors (2)
          Rotary Table Motor (1)

               1.   Power and Control Cables

          AC POWER AND CONTROL CABLES

               1.   (2) Mud Tanks are included

               2.   Cable tray's included

          PLUG AND RECEPTACLE PANELS FURNISHED BY NOV

               1.   Plugs and receptacles furnished by Prime

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

               A.   Between Mud Pump 1 and Mud Pump 2 (4 motors)

               B.   For Mud Tanks & System

               C.   Grasshopper

               D.   (2) Water Tanks

               E.   120 Volt Power BOP Closing

               F.   Swing out Booms on Water Tank

               G.   Mud Pump Boom

               H.   Workshop & Connections

               I.   BOP Plugs @ Doghouse

               J.   BOP Plugs @ BOP

          RIG-UP SPECIFICATIONS

          A.   Cables supplied will be Polyrad XT 125 degree C type P

          B.   Electrical Rig-up will meet API standards

          C.   All connections to be weatherproof

          D.   Receptacles to have watertight covers

          E.   Grounding of skids included

          F.   Function Test & Support

     ENGINEERING

          A.   As built drawings on a C.D. will be provided to NOV.

                                MECHANICAL RIG-UP

     Qty. 1 LOT MRU-T-RD-1500

          Rigup Test Rig Down

     Qty. 1 LOT EL-CBLTRY-GRHPR

          Cable Trays To Grasshopper

     Qty. 1 EA. BN-1, Bell Nipple

     Qty. 1  FL-12, 12" Flow Line

     Qty. 1 EA. Mousehole Scabbard Assembly

     Qty. 1 EA. Rathole Assembly

                             MISCELLANEOUS EQUIPMENT

     DRILLER'S CABIN

     Ideal Rig Control & Instrumentation System

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     For 1500HP IDEAL Rig System Land Rig

     The Ideal Rig Control System provides conventional control for DC motors and machinery, plus many efficiency and safety enhancing features found in more sophisticated integrated control systems.

     The Drillers Console is ergonomically designed and manufactured with a stainless steel frame and 304 stainless steel facial panels. The console contains the following equipment:

     o    Drawworks Controls

     o    Pump Controls

     o    Rotary Table Controls

     o    Cathead Controls

     o    Weight Indicator

     o    Driller's Meter Panel

     o    Driller's Display Panel

     o    Emergency Stop

     Much emphasis has been placed on console layout and ease of operation and as a result this user-friendly product requires no special operator training. There are no hydraulic components in the driller's console.

     Driller's Meter Panel

     The Driller's Meter Panel (DMP) provides additional analog and digital indication of the main drilling parameters on conventional analogue meters and digital readouts. The operation of this panel is independent of the DDP and as such it provides full display redundancy. For the Ideal Rig, meters indicate Hook Load, Stand-Pipe Pressure, Tong Torque, Rotary Table Torque,
     Rotary Table RPM, Mud Pump #1 SPM, Mud Pump #2 SPM and trip tank indicator.

     Driller's Display Panel

     The Driller's Display Panel (DDP) is a color touchscreen display that is used for SDAQ Drilling Information System. The unit is fully ruggedized for drill floor operation. Requires 110v AC 60Hz rig supply.

     DDP Specifications:

     o    15" Active Matrix Color LCD

     o    1024 x 768 Resolution XGA LCD screen

     o    400 cd/m2 minimum brightness

     o    Console mounted

     o    Weight: 20kg

     o    Dimensions: 420(L) x 200(W) x 410(H)mm

     The Ideal Auto Driller & Brake Control Safety System

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     This system incorporates remote braking, kinetic energy monitoring and automatic drilling systems. The control system features:

     o    Joystick Control of Disc Brakes

     o    Floor and Crown Block protection.

     o    Block Speed Limiting.

     o    Soft Stop at Crown & Floor.

     o    Emergency stop.

     o    Auxiliary Brake Monitoring.

     o    Weight on Bit Auto Drilling

     o    Rate of Penetration Auto Drilling

     o    Safe Area Signal Conditioning Unit

     o    Safe Area Power Supply Unit with Battery Back Up

     o    Control / Display Unit

     o    Intrinsically Safe Spear Shaft (Drillers offside) mounted Height
          Sensor.

     o    Intrinsically Safe Weight Sensor

     o    Audible Alarm

     o    Main Brake/Clutch Solenoid

     o    Safe Area Auxiliary/Electric Brake Interface

     o    Safe Area Drawworks on/off throttle relay

     o    Installation kit including, junction boxes, cable glands, hoses, fittings, mounting brackets and associated fasteners.

     Remote Braking

     The joystick control system provides electronic over hydraulic operation of the disc brakes. The joystick is a "dead man" type device. The service calipers are fully applied with the joystick in the spring returned position. Center to forward on the joystick gradually releases the brakes, with the maximum joystick stroke fully releasing the brakes. When the operator releases the joystick it springs centered, fully applying the service brakes. To assist the driller the console is fitted with dual hydraulic pressure gauges which indicate both driller side and off driller side brake caliper pressures.

     Kinetic Energy Monitoring

     The kinetic energy monitoring system monitors the load, speed and position of the traveling block and when required operates the drawworks brakes, clutches and motors to bring the traveling block to a controlled stop within preset limits of travel. Interfaces are included for operation of the drawworks auxiliary brake; service and emergency / park brakes and clutches as well as the drawworks drive motor/s. During downward travel, the system measures the total hook load to determine a safe velocity profile for downward motion. As the blocks descend and speed is gained, the auxiliary brake is engaged to bring the block speed within the safe velocity profile. This process continues until the block comes to rest at, or just above, the bottom limit of travel. However, should the auxiliary brake fail to control the descent as requested, then the system will assume an auxiliary brake fault and will immediately actuate the service and emergency / park brake

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     calipers in an effort to bring the blocks to a controlled stop. Should the speed be at or below 6" per second at the lower limit the system assumes that the driller has control and will allow him to proceed below the lower limit at this speed. Should the speed increase to above 6" per second the system will immediately actuate the service and emergency / park brake calipers. When traveling upwards the system assesses upward velocity and hook load and, when required, will switch off the drive to the drawworks motors and at the same time it shall apply, momentarily, the Elmagco brake to bring the drawworks and traveling block assembly to a standstill at, or just below, the upper limit of travel. Just before the blocks come to a stop the service and emergency / park brake calipers are also set to prevent any subsequent, unwanted, downward motion. An override facility is available on the drillers console to allow upward travel beyond the upper limit. This override requires that the driller operates a spring return pushbutton and speed does not rise above 12" per second.

     Auto-Drilling

     The auto drilling system provides a simple, user-friendly auto-driller that can control hook load and hence weight on bit (WOB), automatically.
     Additionally the unit can be set to auto-drill in Rate of Penetration (ROP)
     mode for "top-hole" or other specific drilling applications.

     In WOB operation the system compares the actual bit weight to the desired bit weight releasing the drawworks brakes to feed off drill line. As this is happening any increase in bit weight is compared to the corresponding movements of the drawworks drum. In this way the system continuously monitors the relationship between drawworks rotation and the transfer of weight from the hook to the bit. The frequency and duration of the brake release cycle is then controlled to provide optimum ROP while ensuring that bit weight is kept at a constant level.

     In ROP operation the system acts as a block lowering speed control device.
     The block will descend at the desired rate set by the operator.
     Additionally the system will automatically stop and reset itself to zero
     ROP should a preset WOB be exceeded in this mode.

     Display Parameters

     o    Ton Miles

     o    Hook Load

     o    Block Speed

     o    Height from Floor

     o    Rate of Penetration / Weight on Bit

     o    Brake Caliper Hydraulic Pressure (Electrical Gauge)

     o    Set-up Menu

     o    Maintenance Menu

     Ideal Auto-Driller & Brake Control Safety System - Features and Benefits

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     The system ensures safe block speeds and progressive, shock free stops should the floor and crown limits be exceeded. Should the Baylor brake be requested to slow the traveling block and fail to do so the main brakes will be applied regardless of block height.

     The joystick allows the driller to be located at an ergonomically efficient location on the rig floor without the need for complicated mechanical linkages. This affords the Driller a superior view of what is happening on the rig floor and racking board and gives flexibility to optimizing the rig floor layout.

     The joystick removes the requirement for continuous operation of the traditional, heavy brake handle. The repeatability of Ideal Auto-Driller provides maximum rate of penetration whilst guarding against overweighting of the drill bit. These features reduce driller fatigued and enable him to more alertly focus on the safety and efficiency of the drilling operation.

     Simplicity is a prime user criterion in the system design. The intuitive controls are self-explanatory. Minimal training is required to operate and run the system.

     SDAQ Drilling Information System

     The SDAQ monitors and displays drilling parameters and related alarm functions on the DDP. Information is displayed in analog or digital formats, as selected by the driller. The standard Ideal Rig configuration monitors the same parameters monitored on the Driller's Meter Panel, plus pump stroke counters.

     The SDAQ can also distribute real time drilling information to other devices connected to the system network, including other terminals on the rig location (safe or hazardous area), M/D Totco RigSense, or remote monitoring services connected to the rig via modem.

     Sensors

     The following sensors are supplied on the Ideal Rig to provide feedback for the Driller's Meter Panel, the Ideal Auto-Driller and the SDAQ systems. All sensors are intrinsically safe.

     * Hook Load Sensor (EEx Zone 1). Solid state, strain gauge pressure transmitter, 4 to 20 mA. Range 0 to 1080 PSI to suit deadline sensator.

     * Mud pressure sensor (EEx Zone 1). Solid state, strain gauge pressure transmitter, 4 to 20 mA. Range 0 to 5000 PSI.

     * Rotary/Top Drive torque sensor. Split core current transformer, 4 to 10
     mA. Range and calibration nominally 0 to 1000 amps (Adjusted to suit rig).

     * Mud pump SPM sensor 9EEx Zone 1). Inductive proximity switch,

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     NAMUR digital output.

     * Rotary/Top Drive RPM sensor (EEx Zone 1). Inductive proximity switch,
     NAMUR digital output.

     * Height/ROP sensor (EEx Zone 1). Digital shaft encoder with quadrature output, 250 pulses per drawworks resolution.

     * Tong torque sensor (EEx solid state, strain gauge pressure transmitter, 4 to 20 mA. Range nominally 0 to 2000 PSI (Adjusted to suit rig).

     * Tension load cell 25k - for tong torque, utilizes item #7 for signal transmission.

     Signal Conditioning Unit (SCU)

     The sensors are connected to remote I/O in the SCU, inside the SCR house.
     Remote I/O is equipped with barriers and marshalling components for field terminations. Cable to the Control Cabinet is included.

     Specifications:

     Weight Approximately 100 lbs
     Dimensions 600mm x 600mm x 300mm
     Electrical 110-220VAC, 50/60 Hz

     Miscellaneous Equipment

     Drillers Dog House / Control Cabin

     The driller's cabin is designed to provide the drilling operators a safe and comfortable work environment. The cabin will be suitable for the required area classification. Considerations made include:

     Environment

     Considerations made include comfortable colors, low noise levels, and high automation level this environment will enhance the quality and the success of the drilling operations where critical split-second decisions are often made.

     Ergonomics

     The driller's cabin and other control panels are designed to make the operator able to work long shifts without stress or strain. The positioning of instruments and controls has been thoroughly evaluated with regard to frequency of use, interrelation and ease of operation and help reduce fatigue to the driller.

     Classification

     The driller's cabin will be rated for a Class 1 Division 2 area. The protection means for this housing will be accomplished by pressurization according to NFPA496 requirements.

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     Safety

     Since most of the machinery operations are controlled from the driller's cabin the safety will be enhanced considerably. There will be two (2)
     escape routes from the cabin. Protection bars and netting on the sloped windows secure operators from falling/ moving objects. All windows are of
     9/16" laminated, heat strengthened safety glass.

     Layout

     From the driller's cabin the operator can control most of the equipment used in the drilling process. Most controls used are included in the drillers control console and are in easy reach of the operators.

     The driller's cabin is located on the drill floor and is designed to have a clear line of sight to the operating machinery and people on the drill floor.

     The equipment/control panels in the driller's cabin will be placed in the most visual / convenient position (fire /gas, drillers talk back, etc.)Driller's cabin features: the cabin supply includes as a minimum the equipment listed below:

     Driller's cabin carbon steel enclosure.

     Removable protection net attached to the protection bars on sloped windows.

     Insulated walls, roof and floor

     Architectural items such as: wall panels, ceiling panels, Floor cover, door and windows

     Wall mounted HVAC

     Junction boxes where required

     Access to equipment in ceiling/floor the driller's cabin will have available space for

     The drillers cabin will have available space for the Typical instrumentation / equipment as listed below:

     DCC panel
     Ex telephones
     ESD pushbuttons
     Talkback station
     BOP panel
     Choke panel

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

     Fire / gas monitor / panel

     Thermostat / pressurization monitoring system for HVAC the driller's cabin is connected to an independent HVAC

     The driller's cabin is connected to an independent HVAC system with dual blowers and two independent power feeders.

     The HVAC unit is located on the outside wall of the cabin.

     The HVAC system supplies the necessary air to pressure the cabin and maintain a safe working environment within the hazardous area. The operator has the ability to see an HVAC common alarm on the SDI screens if something should occur.

     The driller's cabin will be configured to accept the top drive driller's console. The topdrive drillers console will be free issued for installation. Installation material will include the appropriate plugs and/or receptacles and cabling

     Drillers cabins will be designated as follows

     A drillers cabin with Top drive console installed will be called a model
     "C" cabin.

     A drillers cabin without a top drive console installed will be called a model "B" cabin. The installation of the top drive console will occur at the equipment install phase of the project.

     Qty. 1 SET YNG-CTWLK

          One (1) section catwalk, 60" wide x 18" high x 49' long. Decked with
          1/2" plate for approximately 10' from the pipe ramp and 3/8" plate for the remaining length.

     Qty. 1 EA. WS 10

          One (1) workshop / change house.

          The workshop skid;

          1. Skid dimension is 10'-0" x 38'-0" x 9'-8 3/8" high.

          2. Locker quantities - change house (24).

          3. Storage bin quantities - workshop (34).

          4. (1) Workbench located in workshop.

          5. (1) Sitting Bench located in change house.

          Air conditioning/heating not included.

     Qty. 1 EA. JB-1

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
--------------------------------------------------------------------------------
Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
--------------------------------------------------------------------------------

          Junkbin/BOP Closing Unit skid.

          Skid dimension 7'-0" x 38'-0" x 8'-10 3/4" high with a removable roof, mounted on a two runner oilfield type skid, top and ends completely plated with 1/4" plate. Junk Bin sides plated 2 ft. high with 1/4"
          plate.

     Qty. 1 Electrical Cable Handling System

          4-Booms, 2-Pedestals

          (3) Swing arm booms with junction boxes leading to drawworks, HPU and mud system which are connected to the below.

          (1) Telescoping boom with drag chain which leads the bulk of cabling to the plug board of the SCR house from the substructure via the grasshopper.

          (2) Pedestals with junction boxes mounted on each mud pump skid that has a cable tray assembly leading to the SCR plug board

          This assembly mounts on the water tank and two mud pump skids.

     TOTAL                                                        $25,096,650.00

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[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                    SECTION 2 COMMISSIONING & STARTUP ON SITE

2.1  LOCAL SERVICE WITHIN US

     QTY. 3 EA PS-SERV

     To provide service technician to assist with the installation and commissioning of the equipment on-site. Seventeen days is allowed, excluding travel and living expenses (to be charge at cost plus 10%).
     Additional days, if required, will be charged at current day rates plus expenses at cost plus 10%.

     Standby or delay time will be billed at the above rates caused by, but not limited to the following conditions:

          o    Weather and other Force Majeure Events,

          o    Waiting on transportation,

          o    Waiting on cranes, forklifts, utilities, etc.

          o    Failure of equipment not provided by NOV

          o    Lack of vendor/customer information

          o    Late delivery of customer supplied equipment

          o    Delays caused by field modifications to customer supplied
               equipment

          o    Inability to perform work due to interference from other
               contractors

          o    Inability to work more than 4 hours in any single day caused by the customer or other vendor.

     TOTAL                                                            $56,100.00

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                                  Page 66 of 68

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a
[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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                          STANDARD TERMS AND CONDITIONS

1. ACCEPTANCE

Orders or other requests, whether oral or written, for machinery or equipment
("Equipment"), or the supply or sale of spare or replacement parts ("Parts") or for services ("Services") to be provided by National Oilwell Varco, L.P., on behalf of itself and its divisions and subsidiaries ("Seller") to its customers
(each a "Buyer") are subject to Seller written acceptance by an authorized representative of Seller and any orders so accepted will be governed by (i) the terms and conditions stated in these Terms and Conditions for provision of
Equipment, Parts or Services ("Terms and Conditions"), (ii) the written proposal submitted by Seller to Buyer ("Proposal"), if any, (iii) the written order acknowledgment issued by Seller to Buyer ("Acknowledgment"), if any (iv) any
change orders identified as such and agreed to in writing by Seller (the Order,
Terms and Conditions, Proposal, Acknowledgment, and any such change order, and any such additional terms as agreed to in writing by an authorized representative of Seller collectively referred to herein as "Agreement." Buyer's submission of a purchase order (or other similar document) shall be deemed to be an express acceptance of these Terms and Conditions notwithstanding language in
Buyer's purchase order (or other similar document) inconsistent herewith, and any inconsistent language in Buyer's purchase order (or other similar document)
is hereby rejected. Buyer's purchase order (or other similar document is incorporated in this Agreement, only to the extent of specifying the nature and description of the Equipment, Parts or Services and then only to the extent consistent with the Proposal or Acknowledgment. In the event of any conflict between a Proposal and an Acknowledgement, the Acknowledgment shall prevail.

2. PRICES

Prices of Equipment, Parts or Services shall be as stated in the Proposal or
Acknowledgment, or if there is no Proposal or Acknowledgment, as otherwise agreed to in writing by Seller. All price quotations are Ex-works (INCOTERMS
2000) Seller's premises or as agreed per quote and are subject to change without notice. All sales, use, import, excise and like taxes, whether foreign or domestic, shall be charged to and borne by Buyer. Seller bears no responsibility for any consular fees for legalizing invoices, certificates of origin, stamping bills of lading, or other charges required by the laws of any country of destination, or any fines imposed due to incorrect declarations. Charges will be added for factory preparation and packaging for shipment. Minimum freight and invoice charges apply, as in effect at the time of order. If by reason of any act of government, the cost to Seller of performing its obligations hereunder is increased, such increase shall be added to the quoted price.

3. PAYMENT TERMS

Unless alternate payment terms are specified or approved by Seller's credit department, all charges, including applicable packing and transportation costs, billed by Seller are payable within Net 30 days of the date of invoice. Seller reserves the right to modify or withdraw credit terms at any time without notice. Unless otherwise specified all payments are due in the currency specified in Seller's Proposal, Acknowledgment and/or invoice. Interest shall be due from Buyer to Seller on over due accounts at the maximum rate allowed by law. When partial shipments are made, the goods will be invoiced as shipped and each month's invoices will be treated as a separate account and be payable accordingly. Payment for goods is due whether or not technical documentation and/or any third party certifications are complete at the time of shipment.
Seller shall be entitled to recover all reasonable attorney's fees and other costs incurred in the collection of overdue accounts. Seller reserves the right where genuine doubts arise as to Buyer's financial position or if Buyer is in default of any payment, to suspend delivery or performance of any order or any part thereof without liability or without prejudice to and without limitation of any other remedy until Buyer cures the default and payment or satisfactory security for payment has been provided. Seller shall have the option to extend the delivery date by a time at least equal to the period of suspension.

4. DELIVERY

Unless otherwise specified on the face hereof, all US and international sales shall be Exworks Seller's premises (INCOTERMS 2000), as modified by these Terms and Conditions. Where goods are to be supplied from stock, such supply is subject to availability of stocks at the date of delivery. Partial shipments may be made as agreed by Buyer and Seller. Stated delivery dates are approximate only and cannot be guaranteed. Seller shall have no liability for damages arising out of the failure to keep a projected delivery date, irrespective of the length of the delay. In the event Buyer is unable to accept delivery of goods when tendered, Seller may, at its option, arrange storage of the goods and
Buyer shall be liable to Seller for the reasonable cost of such storage. This provision is without prejudice to any other rights, which Seller may have with respect to Buyer's failure to take delivery of goods, which includes the right to invoice Buyer for the goods. Buyer agrees that title to the goods will transfer to Buyer upon invoicing notwithstanding Buyer's inability to accept delivery and that Buyer assumes all risk of loss or damage to the goods from the date title passes to Buyer.

5. FORCE MAJUERE

If either party is unable by reason of Force Majeure to carry out any of its obligations under this Agreement, other than obligations to pay money, then on such party giving notice and particulars in writing to the other party within a reasonable time after the occurrence of the cause relied upon, such obligations shall be suspended. "Force Majeure" shall include acts of God, laws and regulations, government action, war, civil disturbances, strikes and labor problems, delays of vendors, carriers, lightening, fire, flood, washout, storm, breakage or accident to equipment or machinery, shortage of raw materials, and any other causes that are not reasonably within the control of the party so affected. Seller shall be paid its applicable standby rate, if any, during any such Force Majeure event.

6. CANCELLATION

Orders placed by Buyer and accepted by Seller may be canceled only with the consent of Seller and will subject Buyer to cancellation charges. All of
Seller's documents, drawings and like information shall be returned to Seller upon Buyer's request for cancellation. No orders may be canceled subsequent to shipment. As estimated actual damages, Buyer agrees to pay Seller the greater of
Seller's actual costs incurred prior to cancellation plus a reasonable profit, or the following minimum cancellation charges:

     a)   20% of order value if canceled 30 or more days prior to the original shipment date;

     b)   50% of the order value if canceled thereafter; or

     c)   100% of the value of any non-standard items, which are items not built for stock or built to customer specifications.

Buyer shall verify the amount of the cancellation charges prior to canceling an order.

7. TITLE AND RISK OF LOSS

Ownership and risk of loss pass to Buyer upon the earlier of (i) Seller's delivery of the goods to the carrier, or (ii) invoicing by Seller for the goods where Buyer is unable to accept delivery on the scheduled date. Seller retains a security interest in the goods until the purchase price has been paid, and Buyer agrees to perform upon request all acts required to secure Seller's interest.
Seller accepts no responsibility for any damage, shortage or loss in transit.
Seller will attempt to pack or prepare all shipments so that they will not break, rust or deteriorate in shipment, but does not guarantee against such damage. Claims for any damage, shortage or loss in transit must be made by Buyer on the carrier.

8. LIMITED WARRANTY

NEW EQUIPMENT/PARTS. IN THE CASE OF THE PURCHASE OF NEW EQUIPMENT/PARTS AND
SOLELY FOR THE BENEFIT OF THE ORIGINAL USER, SELLER WARRANTS, FOR A PERIOD OF 18
MONTHS FROM SHIPMENT OR 12 MONTHS FROM INSTALLATION, WHICHEVER IS EARLIER, THAT
EQUIPMENT OF ITS OWN MANUFACTURE SHALL CONFORM TO THE MATERIAL AND TECHNICAL
SPECIFICATIONS SET FORTH IN THE RELEVANT SCOPE OF WORK DOCUMENT OR PURCHASE
ORDER AS AGREED TO IN WRITING BY SELLER AND BUYER. IF THE EQUIPMENT FAILS TO
CONFORM WITH SUCH SPECIFICATIONS UPON INSPECTION BY SELLER, SELLER AT ITS OPTION
AND AS BUYER'S SOLE REMEDY, WILL EITHER REPAIR OR REPLACE SUCH DEFECTIVE
EQUIPMENT WITH THE TYPE ORIGINALLY FURNISHED.

REMANUFACTURED TO "AS NEW" EQUIPMENT. SELLER WARRANTS TO BUYER, THAT FOR A
PERIOD OF TWELVE MONTHS FROM THE DATE OF SHIPMENT TO BUYER OR INSTALLATION OF
PART(S), WHICHEVER IS EARLIEST, THAT RECONDITIONED TO "AS NEW" MACHINERY OR
EQUIPMENT WILL BE FREE FROM DEFECTS IN MATERIAL AND WORKMANSHIP.

OVERHAULED EQUIPMENT. SELLER WARRANTS THAT FOR A PERIOD OF FOUR (4) MONTHS FROM
THE DATE OF SHIPMENT OR THREE (3) MONTHS FROM INSTALLATION, WHICHEVER IS
EARLIEST, THAT OVERHAULED EQUIPMENT WILL BE FREE FROM DEFECTS IN WORKMANSHIP.
THIS WARRANTY EXPRESSLY ASSUMES THAT PARTS NORMALLY CONSIDERED CONSUMABLES
(INCLUDING, BUT NOT LIMITED TO RUBBER GOODS, SEALS (RUBBER, POLYMER AND/OR
METALLIC) AND/OR BEARINGS, ARE REPLACED DURING OVERHAUL. IF BUYER REQUESTS THAT
SUCH PARTS NOT BE REPLACED, SELLER HEREBY DISCLAIMS ANY WARRANTY FOR SAID
EQUIPMENT OR PARTS.

SERVICE. SELLER WARRANTS THAT THE SERVICES TO BE PROVIDED PURSUANT TO THIS
AGREEMENT SHALL CONFORM TO THE MATERIAL ASPECTS OF THE SPECIFICATIONS SET FORTH
IN THE RELEVANT SCOPE OF WORK DOCUMENT AS AGREED TO IN WRITING BY SELLER AND
BUYER. SELLER SHALL RE-PERFORM THAT PART OF THE NON-CONFORMING SERVICES,
PROVIDED SELLER IS NOTIFIED BY BUYER PRIOR TO SELLER'S DEPARTURE FROM THE
WORKSITE. SELLER'S WARRANTY OBLIGATIONS HEREUNDER SHALL NOT APPLY IF THE
NON-CONFORMITY WAS CAUSED BY A) BUYER'S FAILURE TO PROPERLY STORE OR MAINTAIN
THE EQUIPMENT OR PARTS; B) UNAUTHORIZED MODIFICATIONS, REPAIR OR SERVICE OF THE
EQUIPMENT OR PARTS BY BUYER; C) UTILIZATION OF REPLACEMENT PARTS NOT
MANUFACTURED BY SELLER; OR D) USE OR HANDLING OF THE EQUIPMENT OR PARTS BY BUYER
IN A MANNER INCONSISTENT WITH SELLER'S RECOMMENDATIONS. FURTHER SELLER'S
WARRANTY OBLIGATIONS UNDER THIS ARTICLE 8 SHALL TERMINATE IF A) BUYER FAILS TO
PERFORM ITS OBLIGATIONS UNDER THIS OR ANY OTHER AGREEMENT BETWEEN THE PARTIES,
OR B) IF BUYER FAILS TO PAY ANY CHARGES DUE SELLER. ANY THIRD PARTY WARRANTIES
PROVIDED ON EQUIPMENT OR PARTS NOT MANUFACTURED BY SELLER ARE ASSIGNED TO BUYER,
WITHOUT RECOURSE, AT THE TIME OF DELIVERY, PROVIDED SUCH WARRANTIES ARE
ASSIGNABLE.

THIS ARTICLE 8 SETS FORTH BUYER'S SOLE REMEDY AND SELLER'S ONLY OBLIGATION WITH
REGARD TO NON-CONFORMING EQUIPMENT, PARTS OR SERVICES. EXCEPT AS OTHERWISE
EXPRESSLY PROVIDED PURSUANT TO THE PROVISIONS OF THIS ARTICLE 8, SELLER MAKES NO
OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, AND SELLER
DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR
PURPOSE.

9. CHANGES

Seller expressly reserves the right to change, discontinue or modify the design and manufacture of its products without obligation to furnish, retrofit or install goods previously or subsequently sold.

10. RETURN OF MAKE TO STOCK GOODS

Upon Seller's written approval, unused incorrectly shipped or "Made to Stock"
goods ordered incorrectly, in new condition and of current manufacture and catalog specifications may be returned by Buyer for credit (subject to a restocking fee), provided written request is received within one year after the purchase date. Non-standard goods are not returnable for credit. Requests for return of goods must show original purchase order number, invoice number, description of material, and date of purchase. Return of goods does not relieve
Buyer of the obligation to make payment against Seller's invoice, and any credit or refund allowed will be issued following Seller's receipt of the goods. The credit allowed on returned goods, if any, is a merchandise credit and is applicable only against future purchases of Seller goods. The credit given will be solely in Seller's discretion and may be based on the original or a subsequently adjusted price; a charge will be made to clean-up, refinish and restock. No rubber or electronic products or components may be returned for credit after six months from date of shipment.

11. LIABILITIES, RELEASES AND INDEMNIFICATION

FOR PURPOSE OF THIS ARTICLE 11, THE FOLLOWING DEFINITIONS SHALL APPLY:

     (1)  "SELLER GROUP" SHALL MEAN (I) SELLER, ITS PARENT, SUBSIDIARY OR
          RELATED COMPANIES, (II) ITS AND THEIR WORKING INTEREST OWNERS,
          CO-LESSEES, CO-OWNERS, PARTNERS, JOINT VENTURERS, IF ANY, AND THEIR
          RESPECTIVE PARENTS, SUBSIDIARY OR RELATED COMPANIES AND (III) THE
          OFFICERS, DIRECTORS, EMPLOYEES, CONSULTANTS, AGENTS AND INVITEES OF
          ALL OF THE FOREGOING.

     (2)  "BUYER GROUP" SHALL MEAN (I) BUYER, ITS PARENT, SUBSIDIARY OR RELATED
          COMPANIES, (II) ITS AND THEIR WORKING INTEREST OWNERS, CO-LESSEES,
          CO-OWNERS, PARTNERS, JOINT VENTURERS, IF ANY, AND THEIR RESPECTIVE
          PARENTS, SUBSIDIARY OR RELATED COMPANIES AND (III) THE OFFICERS,
          DIRECTORS, EMPLOYEES, CONSULTANTS, AGENTS AND INVITEES OF ALL OF THE
          FOREGOING.

     (3)  "CLAIMS" SHALL MEAN ALL CLAIMS, DEMANDS, CAUSES OF ACTION,
          LIABILITIES, DAMAGES, JUDGMENTS, FINES, PENALTIES, AWARDS, LOSSES,
          COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND
          COSTS OF LITIGATION) OF ANY KIND OR CHARACTER ARISING OUT OF, OR
          RELATED TO, THE PERFORMANCE OF OR SUBJECT MATTER OF THIS AGREEMENT
          (INCLUDING, WITHOUT LIMITATION, PROPERTY LOSS OR DAMAGE, PERSONAL OR
          BODILY INJURY, SICKNESS, DISEASE OR DEATH, LOSS OF SERVICES AND/OR
          WAGES, OR LOSS OF CONSORTIUM OR SOCIETY).

     A.   SELLER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD BUYER GROUP HARMLESS
          FROM AND AGAINST ANY AND ALL CLAIMS IN RESPECT OF PERSONAL OR BODILY
          INJURY TO, SICKNESS, DISEASE OR DEATH OF ANY MEMBER OF SELLER GROUP OR
          SELLER GROUP'S SUBCONTRACTORS OR THEIR EMPLOYEES, AGENTS OR INVITEES,
          AND ALL CLAIMS IN RESPECT OF DAMAGE TO OR LOSS OR DESTRUCTION OF
          PROPERTY OWNED, LEASED, RENTED OR HIRED BY ANY MEMBER OF SELLER GROUP
          OR SELLER GROUP'S SUBCONTRACTORS OR THEIR EMPLOYEES, AGENTS OR
          INVITEES.

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                                  Page 67 of 68

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a
[NATIONAL OILWELL VARCO LOGO]                                           Proposal
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Customer Name: UNION DRILLING                    Quote No: NOI-11283-DWK Rev. 01
Project Name:  NONE                              Date: 26-Apr-06
Cust Ref No:   NONE
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     B.   BUYER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD SELLER GROUP HARMLESS
          FROM AND AGAINST ANY AND ALL CLAIMS IN RESPECT OF PERSONAL OR BODILY
          INJURY TO, SICKNESS, DISEASE OR DEATH OF ANY MEMBER OF BUYER GROUP OR
          BUYER GROUP'S OTHER CONTRACTORS OR THEIR EMPLOYEES, AGENTS OR
          INVITEES, AND ALL CLAIMS IN RESPECT OF DAMAGE TO OR LOSS OR
          DESTRUCTION OF PROPERTY OWNED, LEASED, RENTED OR HIRED BY ANY MEMBER
          OF BUYER GROUP OR BUYER GROUP'S OTHER CONTRACTORS OR THEIR EMPLOYEES,
          AGENTS OR INVITEES.

     C.   IN THE EVENT THIS AGREEMENT IS SUBJECT TO THE INDEMNITY LIMITATIONS IN
          CHAPTER 127 OF THE TEXAS CIVIL PRACTICES AND REMEDIES CODE (OR ANY
          SUCCESSOR STATUTE), AND SO LONG AS SUCH LIMITATIONS ARE IN FORCE, EACH
          PARTY COVENANTS AND AGREES TO SUPPORT THE MUTUAL INDEMNITY OBLIGATIONS
          CONTAINED IN PARAGRAPHS A AND B ABOVE, BY CARRYING EQUAL AMOUNTS OF
          INSURANCE (OR QUALIFIED SELF INSURANCE) IN AN AMOUNT NOT LESS THAN
          U.S. $1,000,000.00.

     D.   NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY,
          IN ALL INSTANCES WHERE SELLER IS PROVIDING SERVICES AT A WELLSITE,
          BUYER, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL
          RELEASE, INDEMNIFY, DEFEND AND HOLD SELLER GROUP AND SELLER GROUP
          SUBCONTRACTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS ASSERTED
          BY OR IN FAVOR OF ANY PERSON OR PARTY, INCLUDING SELLER GROUP, BUYER
          GROUP OR ANY OTHER PERSON OR PARTY, RESULTING FROM: (I) LOSS OF OR
          DAMAGE TO ANY WELL OR HOLE (INCLUDING BUT NOT LIMITED TO THE COSTS OF
          RE-DRILL), (II) BLOWOUT, FIRE, EXPLOSION, CRATERING OR ANY
          UNCONTROLLED WELL CONDITION (INCLUDING BUT NOT LIMITED TO THE COSTS TO
          CONTROL A WILD WELL AND THE REMOVAL OF DEBRIS), (III) DAMAGE TO ANY
          RESERVOIR, GEOLOGICAL FORMATION OR UNDERGROUND STRATA OR THE LOSS OF
          OIL, WATER OR GAS THEREFROM, (IV) POLLUTION OR CONTAMINATION OF ANY
          KIND (OTHER THAN SURFACE SPILLAGE OF FUELS, LUBRICANTS, RIG SEWAGE OR
          GARBAGE, TO THE EXTENT ATTRIBUTABLE TO THE NEGLIGENCE OF SELLER GROUP,
          INCLUDING BUT NOT LIMITED TO THE COST OF CONTROL, REMOVAL AND
          CLEAN-UP, OR (V) DAMAGE TO, OR ESCAPE OF ANY SUBSTANCE FROM, ANY
          PIPELINE, VESSEL OR STORAGE FACILITY.

     E.   NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY,
          NEITHER PARTY SHALL BE LIABLE TO THE OTHER AND EACH PARTY RELEASES THE
          OTHER FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL
          DAMAGES OR LOSSES (WHETHER FORESEEABLE AT THE DATE OF THIS AGREEMENT,
          INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PRODUCTION, LOST
          REVENUE, LOST PRODUCT, LOST PROFIT, LOST BUSINESS OR BUSINESS
          OPPORTUNITIES.

     F.   NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY,
          SELLER'S TOTAL LIABILITY FOR ALL CLAIMS, DAMAGES, CAUSES OF ACTION,
          DEMANDS, JUDGMENTS, FINES, PENALTIES, AWARDS, LOSSES, COSTS AND
          EXPENSES (INCLUDING ATTORNEY'S FEES AND COST OF LITIGATION) SHALL BE
          LIMITED TO AND SHALL NOT EXCEED THE VALUE OF THE PRODUCTS OR SERVICES
          PURCHASED

     G.   THE EXCLUSIONS OF LIABILITY, RELEASES AND INDEMNITIES

          SET FORTH IN PARAGRAPHS A. THROUGH F. OF THIS ARTICLE 11 SHALL APPLY
          TO ANY CLAIM(S), LOSSES OR DAMAGES WITHOUT REGARD TO THE CAUSE(S)
          THEREOF, INCLUDING BUT NOT LIMITED TO PRE-EXISTING CONDITIONS, WHETHER
          SUCH CONDITIONS BE PATENT OR LATENT, THE UNSEAWORTHINESS OF ANY VESSEL
          OR VESSELS, IMPERFECTION OF MATERIAL, DEFECT OR FAILURE OF PRODUCTS OR
          EQUIPMENT, BREACH OF REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED),
          ULTRAHAZARDOUS ACTIVITY, STRICT LIABILITY, TORT, BREACH OF CONTRACT,
          BREACH OF DUTY (STATUTORY OR OTHERWISE), BREACH OF ANY SAFETY
          REQUIREMENT OR REGULATION, OR THE NEGLIGENCE OR OTHER LEGAL FAULT OR
          RESPONSIBILITY OF ANY PERSON (INCLUDING THE INDEMNIFIED OR RELEASED
          PARTY), WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE
          OR PASSIVE.

     H.   REDRESS UNDER THE INDEMNITY PROVISIONS SET FORTH IN THIS ARTICLE 11
          SHALL BE THE EXCLUSIVE REMEDY(IES) AVAILABLE TO THE PARTIES HERETO FOR
          THE MATTERS, CLAIMS, DAMAGES AND LOSSES COVERED BY SUCH PROVISIONS.

12. INSURANCE

Upon written request, each party shall furnish to the other party certificates of insurance evidencing the fact that the adequate insurance to support each party's obligations hereunder has been secured. To the extent of each party's release and indemnity obligations expressly assumed by each party hereunder, each party agrees that all such insurance policies shall a) be primary to the other party's insurance; b) include the other party, its parent, subsidiary and affiliated or related companies, and its and their respective officers, directors, employees, consultants and agents as additional insured; and c) be endorsed to waive subrogation against the other party, it's parent subsidiary and affiliated or related companies, and its and their respective officers, directors, employees, consultants and agents.

13. GOVERNING LAW.

A. Except for Equipment, Parts or Services provided, or to be provided, by
Seller in North or South America (the "America's"), this Agreement shall be governed by and interpreted in accordance with English law, excluding conflicts and choice of law principles.

B. For Equipment, Parts or Services provided, or to be provided, by Seller in the America's, this Agreement shall be governed by and interpreted in accordance with the substantive laws of Texas, excluding conflicts and choice of law principles.

Seller retains the right to arbitrate and any all disputes that may arise in connection with the sale of its Equipment, Product or Services.

14. OWNERSHIP AND PATENT INDEMNITY.

All software used in connection with the Equipment, Parts or Services, either purchased or rented from Seller, is copyrighted and owned by Seller and licensed to Buyer. Seller warrants that the use or sale of Equipment or Parts hereunder will not infringe patents of others by reason of the use or sale of such
Equipment or Parts per se, and hereby agrees to hold Buyer harmless against judgment for damages for infringement of any such patent, provided that Buyer shall promptly notify Seller in writing upon receipt of any claim for infringement, or upon the filing of any such suit for infringement, whichever first occurs, and shall afford Seller full opportunity, at Seller's option and expense, to answer such claim or threat of suit, assume the control of the defense of such suit, and settle or compromise same in any way Seller sees fit.
Seller does not warrant that such Equipment or Parts: (a) will not infringe any such patent when not of Seller's manufacture, or specially made, in whole or in part, to the Buyer's design specifications; or (b) if used or sold in combination with other materials or apparatus or used in the practice of processes, will not, as a result of such combination or use, infringe any such patent, and Seller shall not be liable and does not indemnify Buyer for damages or losses of any nature whatsoever resulting from actual or alleged patent infringement arising pursuant to (a) and (b) above. THIS PARAGRAPH STATES THE
ENTIRE RESPONSIBILITY OF SELLER CONCERNING PATENT INFRINGEMENT.

15. REGULATORY COMPLIANCE

By acceptance of delivery of this order, Buyer warrants it has complied with all applicable governmental, statutory and regulatory requirements and will furnish
Seller with such documents as may be required. Seller warrants and certifies that in the performance of this contract, it will comply with all applicable statutes, rules, regulations and orders of the United States and of any state or political subdivision thereof, including laws and regulations pertaining to labor, wages, hours and other conditions of employment, applicable price ceilings if any, and that the articles delivered hereunder shall be produced in compliance with the Fair Labor Standards Act and the Equal Employment
Opportunity provisions of pertinent Executive Orders and the regulations adopted thereunder. Seller will not provide any certification or other documentation nor agree to any contract provision or otherwise act in any manner which may cause
Seller to be in violation of United States law, including but not limited to the
Export Administration Act of 1979 and regulations issued pursuant thereto. All orders shall be conditional upon granting of Export Licenses or Import Permits which may be required. Buyer shall obtain at its own risk any required Export
License and Import Permits and Buyer shall remain liable to accept and pay for material if licenses are not granted or are revoked.

16. CONFIDENTIAL INFORMATION

Each party recognizes and acknowledges that it shall maintain all data, information, disclosures, documents, drawings, specifications, patterns, calculations, technical information and other documents (collectively,
"Confidential Information") obtained from the other party in strict confidence subject only to disclosure required by law or legal process. In the event that
Seller owns copyrights to patents to, or has filed patent applications on, any technology related to the Equipment, Services or Parts furnished by Seller hereunder, and if Seller makes any improvements on such technology, then such improvements shall not fall within the confidentiality obligations included herein, and Seller shall own all such improvements, including drawings, specifications, patterns, calculations, technical information and other documents. However, nothing hereinabove contained shall deprive the Receiving
Party of the right to use or disclose any information: a) which is, at the time of disclosure, known to the trade or public; or b) which becomes at a later date known to the trade or the public through no fault of the Receiving Party and then only after said later date; or c) which is possessed by the Receiving
Party, as evidenced by the Receiving Party's written records, before receipt thereof from the Disclosing Party; or d) which is disclosed to the Receiving
Party in good faith by a third party who has an independent right to such information; e) which is developed by the Receiving Party as evidenced by documentation, independently of the Confidential Information, or (f) which is required to be disclosed by the Receiving Party pursuant to an order of a court of competent jurisdiction or other governmental agency having the power to order such disclosure, provided that the Receiving Party uses its best efforts to provide timely notice to the Disclosing party of such order to permit the
Disclosing Party an opportunity to contest such order.

17. INDEPENDENT CONTRACTOR

It is expressly understood that Seller is an independent contractor, and that neither Seller nor its principle, partners, employees or subcontractors are servants, agents or employees of Buyer. In all cases where Seller's employees
(defined to include Seller's and its subcontractors, direct, borrowed, special, or statutory employees) are covered by the Louisiana Worker's Compensation Act.
La. R.S. 23:102 et seg., Seller and Buyer agreed that all Products and Services provided by Seller and Seller's employees pursuant to this Agreement are an integral part of and are essential to the ability of Seller to generate Seller's goods, products, and services for the purpose of La. R.S. 23:106(A) (1).
Furthermore, Seller and Buyer agree that Buyer is the statutory employer of all of Seller's employees for the purpose of La. R.S. 23:1061(A) (3)

18. GENERAL

Failure of Buyer or Seller to enforce any of the terms and conditions of this
Agreement shall not prevent a subsequent enforcement of such terms and conditions or be deemed a waiver of any subsequent breach. Should any provisions of this Agreement, or portion thereof, be unenforceable or in conflict with governing country, state, province, or local laws, then the validity of the remaining provisions, and portions thereof, shall not be affected by such unenforceability or conflict, and this Agreement shall be construed as if such provision supersedes all prior oral or written agreements or representations.
Buyer acknowledges that it hast not relied on any representations other than those contained in this Agreement. This Agreement shall not be varied, supplemented, qualified, or interpreted by any prior course of dealing between the parties or by any usage of trade and may only be amended by an agreement executed by an authorized representative of each party.

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                                                                               1

[NATIONAL OILWELL VARCO LOGO]

                                                                  April 27, 2006

                               SPECIAL CONDITIONS

The parties agree that these Special Conditions shall apply and supersede any corresponding terms in NOV's Standard Terms & Conditions. All other provisions in NOV's Standard terms and conditions remain "as is".

Proposed Indemnity Provision for UDI's Agreement with NOV to Purchase "Ideal"
Drilling Rigs.

     o    NOV represents to UDI that NOV's Ideal Rig does not violate or infringe the patent or intellectual property right of any person and the sale of the Ideal Rigs to, and the purchase or use of the Ideal
          Rigs by, UDI will not violate or constitute an infringement or breach of any such rights. In the event that a claim is made against NOV or
          UDI for the sale or use of the Ideal Rig, NOV agrees to the following:

     o    Nov agrees to indemnify, defend and hold UDI and its officers, directors and affiliates harmless from and against all losses, claims, liabilities, damages and expense (including reasonable attorney's fees) arising out of or based on any breach of the foregoing representation and warranty, and in the event that a third party's claims involves claims for relief other than the monetary damages such as enjoining or seeking to prevent the use of the Ideal Rig or any portion thereof by UDI, NOV's indemnity shall include, promptly providing to UDI, at NOV's election to either (i)substitute equipment equivalent to an Ideal Rig, which is not subject to such a claim and is otherwise non-infringing, or (ii) obtaining for UDI the right to use the Ideal Rig, or (iii) modify the Ideal Rigs owned by UDI in a manner acceptable to UDI so it becomes non-infringing, but are functionally equivalent, or (4) refund the purchase price. The above are the sole and exclusive remedies with respect to a violation of the above representation or warranty.

                                                                               2

     o    Not withstanding anything contained herein to the contrary herein to the contrary, neither party shall be liable for any indirect or consequential damages sustained or alleged to have been sustained by the other party under this agreement

     NATIONAL-OILWELL, L.P.                UNION DRILLING, INC

     -----------------------------------   -------------------------------------
     DAVID C. CRUMPLER                     CHRISTOPHER STRONG
     V.P. SALES AND MARKETING              PRESIDENT & CEO